Exhibit 10.36
                                                                   -------------

                                                        Contract No.: IMPREC 004

Confidential portions omitted and filed separately with the Commission. Deleted text (represented by "XXXX" in the text and an asterisk in the margin) indicates such omissions.

     AGREEMENT made as of this 30th of March, 1996, by and between Imprint Records, Inc. 209 10th Avenue South, Suite 500, Nashville, Tennessee 37203 (hereinafter "Company"), and Jeff Wood, 4487 Post Place, #151, Nashville, Tennessee (hereinafter "You" or "Artist").

1. SERVICES.

     1.01 During the term of this Agreement (the "Term") You will render Your exclusive services as a performing artist for the purpose of making Master Recordings for Company, You will cause those Master Recordings to be produced, and You will Deliver those Master Recordings to Company, as provided in this Agreement.

     1.02 Your obligations will include furnishing the services of the producers of those aster Recordings and all other third parties rendering services in connection with those Master Recordings, subject to the terms of this Agreement, and You will be solely responsible for engaging and paying them. Without limitation of the foregoing, Company will not unreasonably refuse to account and pay advances and royalties, if any, to a producer, approved in advance by Company, so long as you have forwarded an executed letter of direction in Company's standard form (together with an executed copy of Company's standard producer's declaration), with no such producer being in a "pay" position prior to Company having recouped the applicable Recording Costs for the Album project concerned at the so-called "net artist rate" and provided further, that Company has pre-approved in writing the material terms and conditions of such producer's engagement (including, without limitation, the producer's advance and royalty rate).

2. TERM.

     2.01 The Term shall consist of an Initial Period and of the Option Periods (defined below) for which Company shall have exercised the options hereafter provided. The Initial Period and each Option Period are each hereafter sometimes referred to as a "Contract Period". The Initial Period shall commence on the date hereof and shall continue until thirty days after the Delivery to Company of Your Recording Commitment for the Initial Period.

     2.02 You grant Company seven (7) separate options to extend that Term for additional Contract Periods ("Option Periods"). Each Option Period shall begin immediately after the end of the Current Contract Period and shall continue until the earlier of the dates referred to in paragraphs (a) and (b) immediately below:

          (a) the date fifteen (15) months after the Delivery to Company of the Committed Album made in fulfillment of Your


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Recording Commitment for the Contract Period concerned under Article 3 below; or

          (b) the date twelve (12) months after the initial commercial release in the United States of the Album required to be delivered in fulfillment of Your Recording Commitment for the Contract Period concerned; but will not end earlier than twelve (12) months after the date of the commencement of the Contract Period concerned.

Company may exercise each of those options by sending You a written notice not later than the expiration date of the Contract Period which is then in effect (the "Current Contract Period"). If Company exercises such an option, the Option Period concerned will begin immediately after the end of the Current Contract Period and shall continue until the earlier of the dates referred to in paragraphs 2.02 (a) and (b) above.

3. RECORDING COMMITMENT.

     3.01 Your Recording Commitment hereunder is as follows. During each Option Period (as distinguished from the Initial Period), You shall record for and You shall deliver to Company one (1) Album. The Albums delivered hereunder in fulfillment of Your Recording Commitment are sometimes referred to collectively herein as the "Committed Albums" and individually as a "Committed Album". You shall deliver to Company the Album constituting Your Recording Commitment for a Contract Period (other than the Initial Period) no later than one hundred twenty
(120) days after the commencement of that Contract Period. During the Initial Period, You shall record for and You shall deliver to Company no less than four
(4) "master demos", as that term is generally understood in the recording industry. You shall deliver to Company the "master demos" constituting Your Recording Commitment for the Initial Period no later than one hundred twenty
(120) days following the full execution of this Agreement and the budget for such "master demos" shall be approved by Company prior to the commencement of recording. Notwithstanding anything to the contrary contained herein, whenever the word Master Recordings is used in this Agreement, they shall apply to the master demos that You are required to record and deliver in the Initial Period. Furthermore, Company agrees that the "all-in" budget for the "master demos" to be recorded and delivered during the Initial Period shall be no less than forty thousand ($40,000.00) dollars.

4. RECORDING PROCEDURES.

     4.01 Company and You shall mutually approve all recording personnel (including producers), the Musical Compositions or other Selections (including medleys), the studios, the recording dates and a detailed recording budget (collectively, the Recording


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

Elements"). Notwithstanding the foregoing, a studio will be deemed approved by Company if Company determines that it is a first-class recording studio and that its use would neither cause labor difficulties for any other reason nor cause expenditures inconsistent with the approved Recording Budget (as defined hereinbelow) or delays inconsistent with the anticipated delivery or release schedule. Company may reject any request to record a Committed Album within six
(6) months of the Delivery of the prior Album. You shall neither commence recording nor incur costs unless Company has approved in writing each Recording Element and the budget. If Company disapproves any budget item or Recording Element, Company's decision (including, at Company's election, Company's designation of one (1) or more Recording Elements) shall be final subject to consultation with You. Company agrees that the recording budget for the Album to be recorded during the First Option Period, if any, shall not be less than one hundred thirty five thousand dollars ($135,000.00) and that the recording budget for the Album to be recorded during the Second Option Period, if any, shall not be less than one hundred fifty thousand dollars ($150,000.00).

     4.02 (a) You shall notify the appropriate Local of the American Federation of Musicians in advance of each recording session.

          (b) You will comply with the following procedures in connection with the requirements of the U.S. Immigration Law:

               (1) Before each recording session:

                    (i) You will require each background instrumentalist, background vocalist, and other person to be employed in connection with the session to complete and sign the EMPLOYEE INFORMATION AND VERIFICATION ("employee") section of a U.S. Immigration and Naturalization Service Employment Eligibility Certificate (Form I-9), unless You have already obtained such a Certificate from the person concerned within the past three (3) years;

                    (ii) You will complete and sign the EMPLOYER REVIEW AND VERIFICATION ("employer") section of each such Certificate; and

                    (iii) You will attach copies of the documents establishing identity and employment eligibility which You examine in accordance with the instructions in the employer section. If any such person is engaged during a session You will comply with subsections (i) through (iii) above, with respect to that person, before (s)he renders any services.

               (2) You will not permit any such person who fails


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

to complete the employee section, or to furnish You with the required documentation, to render any services in connection with Recordings to be made under this agreement.

               (3) You will deliver those Certificates and documents to Company promptly, and in no event later than the Delivery of the Recordings concerned.

               (4) You will comply with any revised or additional verification and documentation requirements of which Company advises You in the future.

          (c) As and when required by Company, You shall allow Company's representatives to attend any or all recording sessions hereunder.

          (d) You shall timely supply Company with all of the information Company needs in order: (1) to make payments due in connection with such Recordings; (2) to comply with any other obligations Company may have in connection with the making of such Master Recordings; and (3) to prepare to release Phonograph Records derived from such Master Recordings. Without limiting the generality of clause (2) of the preceding sentence:

               (1) You shall furnish Company with all information Company requires to comply with its obligations under Company's union agreements, including, without limitation, the following:

                    (i) If a session is held to record new tracks intended to be mixed with existing tracks (and if such information is requested by the American Federation of Musicians), the dates and places of the prior sessions at which such existing tracks were made, and the AFM Phonograph Recording Contract (Form "B") number(s) covering such sessions;

                    (ii) Each change of title of any composition listed in an AFM Phonograph Recording Contract (Form "B"); and

                    (iii) A listing of all the musical selections contained in Recordings Delivered to Company hereunder; and

               (2) You will furnish Company with all of the immigration control documentation required by subparagraph 4.01(b) above, at the same time as the AFM or AFTRA session reports, tax withholding forms, and other documentation required by us in order to make the payments to the session musicians and other employees concerned, if any.

          (e) (i) All Master Recordings shall be recorded under Company's current Phonograph Record Labor Contract with the AFM;


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

all musicians who render services in connection with the recording of such Master Recordings (including instrumentalists, if any) will be paid by Company, on Your behalf, the scale set forth in the said Labor Contract; and Company, on Your behalf, shall pay the required contributions to the Pension Welfare Fund.

               (ii) All AFTRA members whose performances are embodied in the Master Recordings will be paid by Company, on Your behalf, the rates applicable under the current AFTRA Code of Fair Practices for Phonograph Recordings. Company shall, on Your behalf, if necessary, also pay to the AFTRA Pension and Welfare Fund any contribution required to be made under the AFTRA Code based on compensation to other performers whose performances are embodied on the applicable Master Recordings recorded hereunder.

               (iii) The foregoing representations and warranties are included for the benefit, respectively, of the AFM, AFTRA, and the AFM and AFTRA members whose performances are embodied in the applicable Master Recordings, and for the benefit of Company, and may be enforced by AFM and/or AFTRA or their respective designees, as the case may be, and by Company.

               (iv) You shall furnish or shall cause the applicable Producer to furnish Company with copies of all union contracts and/or union session reports so that all payments may be made by Company, on Your behalf, in a timely fashion to the proper parties thereunder; and if You fail to do so with the result that Company is required to pay any penalty sum for making a late payment under the applicable union agreements, such payments shall be a direct debt from You to Company which, in addition to any other remedy Company may have, Company may recover from any monies otherwise payable to You.

     4.03 You shall deliver the Masters to Company, at the offices of Company and to the attention of the Vice President of A&R promptly after their completion. All original session tapes and any derivatives/reproductions thereof shall be delivered to Company concurrently (or, if Company elects, maintained at a location designated by Company, in its name and subject to its control) and at Company's sole expense. Each Master shall be subject to Company's approval as for the manufacture and sale of Phonograph Records. Upon Company's request, You shall re-record any Musical Composition or other Selection until such delivery standard is met. You shall deliver to Company fully mixed, leadered, edited, sequenced, equalized and unequalized Master Recordings (including a final two-track equalized tape copy), satisfactory to Company for the manufacture and sale of Phonograph Records, and all original and duplicate Master Recordings of the material recorded, together with the multi-track tape and three (3) safety copies thereof; all materials for use in the packaging and marketing of the Records (including information for "label copy" and liner notes, such as


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title, recording dates, timing, publisher, composer, lyricist, producer and performer of each musical composition embodied on the Master Recordings); all third party clearances and consents (including mechanical licenses) (it being understood that: (A) as between Company and you, Company shall be responsible for preparing the actual paperwork in connection therewith; and (B) notwithstanding anything to the contrary contained in this paragraph 4.03, You shall obtain and deliver all first-use licenses and licenses for any so-called "samples" for non-Controlled Compositions recorded hereunder). No Master shall be deemed "delivered" or "Delivered" to Company until You have fully complied with this paragraph. Company's election to pay You a Delivery payment or to release a Record derived from a Master shall not be deemed an acknowledgment that "Delivery" thereof was properly made; accordingly, Company shall be deemed to have waived neither its right to require complete performance thereafter nor its remedies for Your failure to perform.

     4.04 Each Master shall embody the Artist's performance as the sole featured artist of a single Musical Composition previously unrecorded by the Artist and shall be recorded in its entirety in a recording studio. No Masters shall be recorded in whole or in part at live concerts or other live performances unless an authorized officer of Company agrees to the contrary in writing. Each Committed Album shall embody no fewer than thirty five (35) minutes in playing time and containing no fewer than ten (10) Musical Compositions unless Company otherwise agrees to the contrary in writing. You shall not record or deliver hereunder, nor shall Company be obligated to accept, Masters constituting a Multiple Album. However, if You shall do so and Company shall accept those Masters hereunder, then, at Company's election, for the purpose of calculating the number of Masters recorded and delivered hereunder, those Masters shall be deemed to be only one (1) Album. Masters delivered hereunder shall not contain selections designed to appeal to specialized or limited markets including, but not limited to gospel, Christmas and/or children's music, unless otherwise approved prior the recording thereof by Company.

     4.05 You further agree to irrevocably direct in writing the person who has possession of any and all tapes of masters or digital masters recorded hereunder that all such tapes and masters are Company's property and that such person shall be obligated to deliver such tapes and masters to Company upon its written request.

     4.06 If You shall for any reason whatsoever except for a verified medical reason (excluding any illness related to drugs, alcohol or any self-induced or personally exacerbated cause, and otherwise subject to the terms hereof, including without limitation paragraph 17) materially and/or unreasonably delay the commencement of or be unavailable for any recording sessions for the Masters, You shall, upon Company's demand, pay Company an amount equal to


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

the expenses or charges paid or incurred by Company by reason thereof. Company may, without limiting Company's other rights and remedies, deduct that amount from any monies payable (excluding mechanical royalties) by Company hereunder or under any other agreement between You and Company or Company's affiliates.

     4.07 Company may, at its election, discontinue any recording sessions for the Masters if in Company's judgment the Recording Costs incurred or to be incurred will exceed the approved Recording Budget or if the Masters being produced will not be satisfactory.

5. RECORDING COSTS.

     5.01 Company shall pay the Recording Costs of the Masters recorded at recording sessions conducted in accordance with the terms hereof in an amount not in excess of the Recording Budget approved by Company in writing. If the Recording Costs of any Masters shall exceed the Recording Budget approved by Company solely and directly due to Your acts or omissions, You shall be solely responsible for and shall promptly pay the excess. If, however, Company shall pay the excess, You shall, upon Company's demand, pay to Company the amount thereof and Company may, without limiting Company's other rights and remedies, deduct that amount from any monies (other than mechanical royalties) payable by Company hereunder or under any other agreement between You and Company or Company's affiliates. You shall be solely responsible for and shall pay any payments to any individuals rendering services in connection with the recording of the Masters which exceed union scale unless the excess and the recipient thereof shall have been specified in the Recording Budget approved by Company. You shall also be solely responsible for and shall pay any penalties incurred for late payments caused by Your delay in submitting union contracts forms, report forms, or invoices or other documents. If, however, Company shall pay any excess not approved by Company or any penalties, You shall, upon Company's demand, pay Company the amount thereof, and Company may, without limiting Company's other rights and remedies, deduct that amount from any monies payable (other than mechanical royalties) by Company hereunder or under any other agreement between You and Company or Company's affiliates.

     5.02 Recording Costs shall mean and include all union scale payments (including "excess" scale payments) made to the Artist, all payments made by Company to any other individuals rendering services in connection with the recording of the Masters, all other payments which are made by Company pursuant to any applicable law or regulation or the provisions of any collective bargaining agreement between Company and any union or guild, all amounts paid or incurred for studio or hall rentals, tape, engineering, editing, instrument rentals and cartage, mastering, mixing, re-mixing, "sweetening", transportation and accommodations, immigration


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

clearances, trademark and service mark searches and clearances, "sample" clearances any so-called "per diems" for any individuals (including the Artist) rendering services in connection with recording of the Masters, together with all other amounts paid or incurred by Company in connection with the recording of the Masters. Recording Costs shall be recoupable from royalties (other than mechanical royalties) payable by Company hereunder or under any other agreement between You and Company or Company's affiliates. The costs of metal parts other than lacquer, copper or equivalent masters, and payments to the AFM Special Payments Fund and the Music Performance Trust Fund based upon record sales (so-called "per-record royalties"), will not be recoupable from Your royalties or reimbursable by You. Notwithstanding the foregoing, You agree that the Advances hereunder include the prepayment of session union scale as provided in the applicable union codes, and You agree to complete any documentation required by the applicable union to implement this sentence. Notwithstanding anything to the contrary contained herein, after the initial release of any Master, additional Recording Costs with respect to each such Master incurred by Company and which may be recoupable hereunder will not exceed five thousand dollars ($5,000.00) per Master without the express prior written consent of Artist. Notwithstanding the foregoing, You agree that the Advances hereunder include the prepayment of session union scale as provided in the applicable union codes, and You agree to complete any documentation required by the applicable union to implement this sentence.

6. RIGHTS.

     6.01 Subject to the terms, conditions and restrictions expressly set forth in this Agreement, all Master Recordings (as distinguished from the underlying musical composition) recorded during the Term which embody the performances of the Artist, from the inception of the recording thereof, shall, for purposes of copyright law, be deemed "works-made-for-hire" for Company by You, the Artist, and all other persons rendering services in connection with those Master Recordings, as Company's "employees-for-hire". Those Master Recordings (as distinguished from the underlying musical composition), from the inception of the recording thereof, and all Phonograph Records and other reproductions made therefrom, together with the performances embodied therein and all copyrights therein and thereto throughout the Territory, and all renewals and extensions thereof, shall be entirely Company's property, free of any claims whatsoever by You or any other person, firm, or corporation. Company shall, accordingly, have the exclusive right to obtain registration of copyright (and all renewals and extensions) in those Master Recordings (as distinguished from the underlying musical composition), in Company's name, as the owner and author thereof. If Company shall be deemed not to be the author of those Master Recordings or those Master Recordings are deemed not to be "works-made-for-hire", this agreement shall


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

constitute an irrevocable transfer to Company of ownership of copyright (and all renewals and extensions) in those Master Recordings (as distinguished from the underlying musical composition). You shall, upon Company's request, cause to be executed and delivered to Company transfers of ownership of copyright (and all renewals and extensions) in those Master Recordings (as distinguished from the underlying musical composition) and any other documents as Company may deem necessary or appropriate to vest in Company the rights granted to Company in this Agreement, and You hereby irrevocably appoint Company Your attorney-in-fact for the purpose of executing those transfers of ownership and other documents in Your names. Company shall give You seven (7) business days notice before signing any document in Your name, provided Company may dispense with that waiting period when necessary, in Company's judgment, to protect or enforce Company's rights. As a non-material obligation, Company shall provide You with copies of documents signed by Company in Your or Artist's name. Without limiting the generality of the foregoing, Company and any person, firm, or corporation designated by Company shall have the exclusive, perpetual and worldwide right to manufacture, sell, distribute and advertise Phonograph Records embodying those Master Recordings under any trademarks, trade names or labels, and to lease, license, convey or otherwise use or dispose of those Master Recordings by any method now or hereafter known in any field of use and to perform publicly Phonograph Records and other reproductions embodying those Master Recordings, all upon such terms as Company may approve, or Company may refrain from doing any or all of the foregoing.

     6A.01 The provisions of this Article 6A shall only apply provided You have fully complied with all Your material obligations under this Agreement. Company's inadvertent failure to comply with any provision of this Article 6A shall not be a breach of this Agreement.

     6A.02 Company will not, without Your consent, commercially release "outtakes" on Phonograph Records or otherwise exploit such outtakes in the United States during the Term hereof. "Outtakes" shall mean preliminary, unfinished Master Recordings made under this Agreement.

     6A.03 Company shall consult with You in connection with Company's selection of the so-called "A" sides and "B" sides of Singles released in the United States; provided that Company's inadvertent failure to do so shall not be deemed a breach hereof and, furthermore, provided that in the event of a disagreement, Company's decision will be final.

     6A.04 During the Term, Company will not sell Records derived from Master Recordings delivered in fulfillment of Your Recording Commitment as "cut-outs" in the United States until the earlier of


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(i) twelve (12) months after the initial release of the Album concerned as a
"top-line" Record in the United States or (ii) three (3) months after the Committed Album no longer appears in any Billboard Album Chart; however, if Company sells any Records in contravention of the foregoing restriction, Your sole remedy shall be that You shall be entitled to the otherwise applicable royalty rate hereunder on all such sales during the period of such restriction.

     6A.05 In the event Company elects to sell Records hereunder as cut-outs following the period twelve (12) months from the date of initial United States release of such Records, Company shall so notify You, and shall offer You the opportunity to purchase such inventory (provided that no failure by Company to give such notice and/or offer said opportunity to You shall constitute a breach hereof) at a price equal to the price at which Company elected to sell such Records to third parties. You may notify Company of Your desire to purchase Company's inventory in the United States of such Records, provided that You tender payment-in-full therefor within five (5) business days following the date of Your notice. You shall be deemed to have rejected such opportunity if You do not respond in writing within five (5) business days following Company's offer to You of the opportunity to purchase such Records.

     6A.06 During the Term, Company will not, without Your consent, sell any Committed Album as a Budget Record in the United States until the earlier of (i) twelve (12) months after the initial release of the Album concerned as a "top-line" Record in the United States or (ii) three (3) months after the Committed Album no longer appears in any Billboard Album Chart; however, if Company sells any Records in contravention of the foregoing restriction, Your sole remedy shall be that You shall be entitled to the otherwise applicable royalty rate hereunder on all such sales during the period of such restriction.

     6A.07 During the Term, Company will not, without Your consent, sell any Committed Album as a Mid-Priced Record in the United States until the earlier of
(i) nine (9) months after the initial release of the Album concerned as a "top-line" Record in the United States or (ii) three (3) months after the Committed Album no longer appears in any Billboard Album Chart; however, if Company sells any Records in contravention of the foregoing restriction, Your sole remedy shall be that You shall be entitled to the otherwise applicable royalty rate hereunder on all such sales during the period of such restriction.

     6A.08 (a) (i) If, during the Term, Company releases in the United States a "Greatest Hits" or "Best Of" type Album consisting of Master Recordings recorded hereunder, Company shall consult with You regarding the selections to be included on such "Greatest Hits" or "Best Of" type Album.


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

                 (ii) With respect to any "Greatest Hits" or "Best Of" type Album to be released in the United States during the Term, if Company shall so request, You shall Deliver to Company within ninety (90) days following such request up to two (2) sides (the "New Side(s)"), consisting of newly recorded material, for (without limitation) inclusion in said "Greatest Hits" or "Best Of" type Album.

            (b) Provided You are in compliance with Your material obligations hereunder, if Company releases any such "Greatest Hits" or "Best Of" type Album during the Term hereof in the United States in accordance with subparagraph 6A.08 (a) above, then Company shall pay to You an Advance (the "Greatest Hits Advance") equal to the amount by which
* XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX exceeds the unrecouped balance of Your royalty account hereunder, provided, however, in no event shall the Greatest Hits Advance be less than the actual Recording Costs approved by Company in connection with the New Sides, if any plus
* XXXXXXXXXXXXXXXXXXXXXXXXX. Any Greatest Hits Advance payable to You pursuant to this paragraph 6A.08 (b) shall be made as follows:
* XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX upon the delivery of the New Sides, if any, and the balance promptly after the initial United States release of the "Greatest Hits" or "Best Of" type Album concerned. Notwithstanding the foregoing, if Company requests the New Sides and You fail or refuse to deliver the New Sides, then no Greatest Hits Advance shall be payable to You in connection with Company's release of any such "Greatest Hits" or "Best Of" type Album.

            (c) Company shall pay any and all costs (the "New Side(s) Costs") incurred in connection with such "Greatest Hits" or "Best Of" type Album and the same shall be deducted from the Greatest Hits Advance otherwise payable to You hereunder. The applicable Greatest Hits Advance payable and the New Side(s) Costs shall be charged against and recoupable at any time from any and all royalties (other than mechanical royalties) accruing to Your credit hereunder. Neither any "Greatest Hits" or "Best Of" type Album(s) nor any New Side(s) shall be deemed part of Your Recording Commitment hereunder.

            (d) The royalty rate applicable to a given Master Recording embodied on a "Greatest Hits" or "Best Of" type Album shall be the highest royalty rate actually attained hereunder for the Contract Period in which such Master Recording was recorded. The royalty rate applicable to the New Sides shall be equal to the highest royalty rate attributable to any of the other Master Recordings embodied on such "Greatest Hits" or "Best of" type Album.

       6A.09 During the Term, with respect to audio Records manufactured for sale in the United States, Company shall not

* - Confidential portions omitted and filed separately with the Commission.


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

during any one (1) year without Your consent, such consent not to be unreasonably withheld, initially couple more than three (3) Masters made hereunder with recordings not embodying Artist's performances. The immediately preceding sentence shall only apply provided that Your royalty account hereunder is in a "recouped position" (as such term is commonly understood in the recording industry) as of the semi-annual accounting period immediately prior to the semi-annual accounting period when Company initially couples a Master made hereunder with recordings not embodying Artist's performances. Notwithstanding the first sentence of this paragraph 6A.09, no such consent shall be required for "sampler" Records.

     6A.10(a) Provided you have fulfilled all Your material obligations under this Agreement, Company will commercially release each Album recorded in fulfillment of Your Recording Commitment in the United States within one hundred thirty (130) days after the delivery of the masters concerned. If Company fails to do so You may notify Company, within thirty (30) days after the end of the one hundred eighty (180) day period concerned, that You intend to terminate the Term of this Agreement unless Company releases the Album within sixty (60) days after Company's receipt of Your notice (the "cure period"). If Company fails to commercially release the Album in the United States before the end of the cure period You may terminate the Term of this Agreement by giving Company notice within thirty (30) days after the end of the cure period. On receipt by Company of Your termination notice the Term of this Agreement will end and all parties will be deemed to have fulfilled all of their obligations under it except those obligations which survive the end of the Term (e.g., warranties, re-recording restrictions and obligation to pay royalties). Your only remedy for failure by Company to release an Album will be termination in accordance with this paragraph. If You fail to give Company either of those notices within the period specified, Your right to terminate will lapse.

          (b) The running of the one hundred thirty (130) day and the sixty (60) day cure period referred to in paragraph 6A.10(a) will be suspended (and the expiration date of each of those periods will be postponed) for the period of any suspension of the running of the Term of this Agreement under paragraph
17.01. If any such one hundred thirty (130) day or sixty (60) day cure period would otherwise expire on a date between October 15th and the next February 16th its running will be suspended for the duration of the period and between October 15th and February 16th and its expiration date will be postponed by the same amount of time (i.e., one hundred twenty-four (124) days).

7. NAME AND LIKENESS.

     7.01 (a) (1) Company and any person, firm or corporation designated by Company shall have the perpetual right throughout the


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

Territory to use and to permit others to use the Artist's name (both legal and professional, and whether presently or hereafter used by the Artist), likeness, other identification and biographical material concerning the Artist, and You shall assist Company in securing such rights with respect to the name and likeness of any producer or other person rendering services in connection with Master Recordings recorded by the Artist during the Term for purposes of trade and advertising. Company shall have the further right to refer to the Artist during the Term as Company's exclusive recording artist and You shall in all Your activities in the entertainment field use reasonable efforts to cause the Artist to be billed and advertised during the Term as Company's exclusive recording artist. The rights granted to Company pursuant to this paragraph with respect to the Artist's name, likeness, other identification and biographical material concerning the Artist shall be exclusive during the Term and nonexclusive thereafter. Accordingly, but without limiting the generality of the foregoing, neither You nor the Artist shall authorize or permit any person, firm, or corporation other than Company to use during the Term the Artist's legal or professional name or the Artist's likeness in connection with the advertising or sale of Phonograph Records.

               (2) Company will make available to You for Your approval any pictures of the Artist or biographical material about the Artist which Company proposes to use for packaging, advertising or publicity in the United States during the Term of this Agreement. Company will not use any such material which You disapprove in writing within five (5) business days from the time such materials are made available to You, provided You furnish substitute material, satisfactory to Company in its sole and reasonable discretion, in time for use within Company's production and release schedules. In any event, Company shall not be required to incur expenses beyond those customary for one (1) photograph shooting for each Album hereunder. This subparagraph will not apply to any material previously approved by You or used by Company. No inadvertent failure to comply with this subparagraph will constitute a breach of this Agreement, and You will not be entitled to injunctive relief to restrain the continuing use of any material used in contravention of this subparagraph. You shall have the right to submit photographs, likenesses and biographical material of Artist and Your submission of same shall constitute Your approval thereof.

          (b) You shall not render any services or authorize or permit Your name or likeness or any biographical material concerning You or the Artist to be used in any manner by any person, firm or corporation in the advertising, promoting or marketing of blank magnetic recording tape or any other product or device primarily intended for home use, whether now known or hereafter developed, which may be used for the fixation of sound alone or sound together with visual images.

     7.02 It is hereby expressly agreed that, as between You, Artist and Company, Company shall exclusively own and control all materials comprising the artwork (including, without limitation, art, photographs, graphic designs, etc.) and other items created or used in connection with the exploitation of Phonograph Records hereunder (the "Art Materials"), including, without limitation, all copyrights and the right to secure copyright throughout the world and in perpetuity. You hereby grant to Company the perpetual, exclusive, and worldwide right to use and/or sublicense others to use, Your name, logo, and likeness, and, to the extent that You are able to assist Company in obtaining same, the names, logos and likenesses of all other persons embodied in the Art Materials, for the manufacture, sale and distribution of merchandise in non-Tour situations ("Merchandising Uses"), including, without limitation, in connection with t-shirts and other clothing, posters, stickers and novelties. Notwithstanding anything to the contrary contained herein, Company agrees to obtain Your approval (not to be unreasonably withheld) each time on a merchandise-by-merchandise basis prior to engaging in any such Merchandising Uses and, furthermore, agrees to use its reasonable efforts not to engage in any exactly similar Merchandising Uses which actually conflict with the then-current merchandising programs taking place by You or a third party authorized by You. Furthermore, Company agrees to pay to You fifty percent (50%) of its net receipts (as that term is currently understood in the merchandising industry) in connection with the Merchandising Uses specifically referred to in this paragraph 7.02, which payment will not be cross-collateralized against any other account of Yours on the books of Company.

     7.02.1 Notwithstanding the foregoing, in the event that neither Company nor its merchandising designee has exploited the Art Materials or any other materials for Merchandising Uses and has no current arrangement or anticipated arrangement to do so, if You receive a bonafide third party offer with respect to the commercial exploitation of Artist's names, logos and/or likenesses in connection with the manufacture, sale and distribution of merchandise other than Phonograph Records ("Merchandising Uses"), including, without limitation, in connection with T-shirts and/or other clothing, posters, stickers and novelties, then the following will apply:

          (a) You agree that neither You nor any person or entity affiliated with You, directly or indirectly, will enter into any agreement with any third party with respect to such commercial exploitation unless You first:

               (i) notify Company in writing ("Your Notice") of the proposed agreement with such third party;

               (ii) furnish Company with complete copies of all the instruments constituting the proposed agreement (the "Outside

Proposal"); and

               (iii) offer to enter into an agreement with Company on the same terms and conditions as contained in the Outside Proposal.

          (b) If Company does not accept Your offer within five (5) business days after receipt of Your Notice ("Offer Period") You may then enter into the agreement set forth in the Outside Proposal provided that agreement is consummated within forty-five (45) business days after the end of the Offer Period upon the same terms and conditions and in the same form as set forth in the Outside Proposal. If that agreement is not so consummated within the forty-five (45) business day period set forth above, the right of preemption granted to Company in this paragraph 7.02.1 will be revived. Artist may not enter into any agreement for said "Merchandising Use" (i.e., non-tour situation) for a one year period following the expiration of the forty-five (45) day business period.

          (d) No failure by Company to accept an Outside Proposal will be deemed to waive or otherwise affect any of Company's rights. Without limiting the generality of the preceding sentence, Company will not be deemed bound by any proposed waiver, consent, or other agreement required or contemplated to be made by Company by an Outside Proposal which Company does not preempt.

8. ADVANCES.

     8.01 All monies paid to You or on Your behalf or to or on behalf of any person, firm or corporation representing You, other than royalties payable pursuant to this Agreement, shall constitute Advances hereunder. Each payment made by Company to anyone else on behalf of You or to or on behalf of any person, firm or corporation representing You will also constitute an Advance if it is made under this Agreement, if it is made with the consent of You, if it is required by law, or if it is made by Company to satisfy an obligation incurred by You or the Artist in connection with the subject matter of this Agreement.

     8.02 (a) Conditioned upon Your full performance of all Your obligations hereunder, Company shall pay You the following amounts, which shall constitute Advances hereunder. With respect to each Album recorded and delivered hereunder in fulfillment of Your Recording Commitment, the amount, if any, by which the sum designated below as the "Recording Fund" exceeds the Recording Costs for that Album, payable promptly after the delivery to Company of that Album or, if later, promptly after Company's determination of the Recording Costs for that
Album:

               (i) For the Album recorded during the third Option

  Period, the Recording Fund shall be the Formula Amount, but no less than
* XXXXXXXXXXXXXXXXXXXXXXXXXX and no more than XXXXXXXXXXXXXXXXXXXXX.

                 (ii) For the Album recorded during the fourth Option Period, the Recording Fund shall be the Formula Amount, but no less than
* XXXXXXXXXXXXXXXXXXXXXXXXXXXX and no more than XXXXXXXXXXXXXXXXXXXXX.

                 (iii) For the Album recorded during the fifth Option Period, the Recording Fund shall be the Formula Amount, but no less than
* XXXXXXXXXXXXXXXXXXXXXXXXXX and no more than XXXXXXXXXXXXXXXXXXXXXX.

                 (iv) For the Album recorded during the sixth Option Period, the Recording Fund shall be the Formula Amount, but no less than
* XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX and no more than
* XXXXXXXXXXXXXXXXXXXXX.

                 (v) For the Album recorded during the seventh Option Period, the Recording Fund shall be the Formula Amount, but no less than
* XXXXXXXXXXXXXXXXXXXXXXXX and no more than XXXXXXXXXXXXXXXXXXXXX.

  The "Formula Amount" for a particular Album recorded and Delivered hereunder in fulfillment of Your Recording Commitment shall mean an amount equal to sixty-six and two-thirds percent (66 2/3%) of whichever of the following amounts is less: (A) the amount of the royalties, after the retention of reserves, earned by You hereunder from Net Sales through Normal Retail Channels in the United States ("USNRC Net Sales") of the immediately preceding Album delivered hereunder in fulfillment of Your Recording Commitment; or (B) the average of the amounts of such royalties so earned by You hereunder on the two (2) immediately preceding Albums delivered hereunder in fulfillment of Your Recording Commitment. In either case, the amount of royalties with respect to any preceding Album shall be computed as of the end of the month in which occurs the date which is twelve (12) months following the initial commercial release in the United States of the preceding Album concerned. Notwithstanding the foregoing, with respect to any applicable Album which is not delivered to Company within thirty (30) days after the applicable period provided for in paragraph 3.01 above, the Recording Fund for that Album shall be reduced by ten percent (10%) of the otherwise applicable Recording Fund for each month (or portion thereof) until that Album is delivered; provided, however, that such delay is solely and directly caused by Artist's acts or omissions. For the purpose of computing royalties with respect to the calculation under this paragraph 8.02, and only for such purpose, a reserve against anticipated returns and credits will not be established for any Album during any semi-annual accounting period in excess of twenty percent (20%) of the aggregate number of

* - Confidential portions omitted and filed separately with the Commission.

  units of that Album shipped to Company's customers.

* (b) XXXXXXXXXXXX percent of all sums paid or incurred by Company in connection with independent marketing and publicity, and the independent promotion of Phonograph Records hereunder, if any, shall be deemed to constitute Advances hereunder, provided Company shall not recoup from Your royalties hereunder (excluding mechanical royalties) more than
* XXXXXXXXXXXXXXXXXXXX with respect to each particular Single nor more than
* XXXXXXXXXXXXXXXXXXXXXXX with respect to each particular Album.

            (c) Within five (5) business days following the full execution of
* this Agreement, Company shall pay to You XXXXXXXXXXXXXXXXXXXX which payment shall be deemed an Advance against, and shall be fully recoupable from, all royalties (other than mechanical royalties) otherwise payable hereunder.

            (d) Within five (5) days following the commencement of the First
* Option Period, if any, Company shall pay to You XXXXXXXXXXXXXXX, which payment shall be deemed an Advance against, and shall be fully recoupable from, all royalties (other than mechanical royalties) otherwise payable hereunder and, furthermore, which payment shall specifically be deemed to be an Advance against and a prepayment of any and all applicable union session payments due and owing to Artist in connection with the recording of the Album required to be recorded and delivered during such First Option Period.

            (e) Within five (5) days following the commencement of the Second
* Option Period, if any, Company shall pay to You XXXXXXXXXXXXXXXX, which payment shall be deemed an Advance against, and shall be fully recoupable from, all royalties (other than mechanical royalties) otherwise payable hereunder and, furthermore, which payment shall specifically be deemed to be an Advance against and a prepayment of any and all applicable union session payments due and owing to Artist in connection with the recording of the Album required to be recorded and delivered during such Second Option Period.

            (f) Within five (5) days following the commencement of the Third Option Period, if any, Company shall pay to You the greater of (i)
* XXXXXXXXXXXXXXX or (ii) XXXXXXXXXXXXXXXX of the difference between the Approved Recording Fund for the Album required to be recorded and delivered
* during such Third Option Period and XXXXXXXXXXXXXXX of the actual Recording Costs for the Album which was recorded and delivered during the Second Option Period, which payment shall be deemed an Advance against, and shall be fully recoupable from, all royalties (other than mechanical royalties) otherwise payable hereunder and, furthermore, which payment shall specifically be deemed to be an Advance against and a prepayment of any and all applicable union session payments due and

* - Confidential portions omitted and filed separately with the Commission.

  owing to Artist in connection with the recording of the Album required to be recorded and delivered during such Third Option Period.

            (g) Within five (5) days following the commencement of the Fourth Option Period, if any, Company shall pay to You the greater of (i)
* XXXXXXXXXXXXXXXXXXXXXXXXXXXX or (ii) XXXXXXXXXXXXXXXXX percent of the difference between the Approved Recording Fund for the Album required to be recorded and delivered during such Fourth Option Period and
* XXXXXXXXXXXXXXXXXXXXXXXXXXXX percent of the actual Recording Costs for the Album which was recorded and delivered during the Third Option Period, which payment shall be deemed an Advance against, and shall be fully recoupable from, all royalties (other than mechanical royalties) otherwise payable hereunder and, furthermore, which payment shall specifically be deemed to be an Advance against and a prepayment of any and all applicable union session payments due and owing to Artist in connection with the recording of the Album required to be recorded and delivered during such Fourth Option Period.

            (h) Within five (5) days following the commencement of the Fifth Option Period, if any, Company shall pay to You the greater of (i)
* XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX or (ii) XXXXXXXXXXXXX percent of the difference between the Approved Recording Fund for the Album required to be recorded and delivered during such Fifth Option Period and
* XXXXXXXXXXXXXXXXXXXXXXXXXX percent of the actual Recording Costs for the Album which was recorded and delivered during the Fourth Option Period, which payment shall be deemed an Advance against, and shall be fully recoupable from, all royalties (other than mechanical royalties) otherwise payable hereunder and, furthermore, which payment shall specifically be deemed to be an Advance against and a prepayment of any and all applicable union session payments due and owing to Artist in connection with the recording of the Album required to be recorded and delivered during such Fifth Option Period.

            (i) Within five (5) days following the commencement of the Sixth Option Period, if any, Company shall pay to You the greater of
* (i)XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX or (ii) XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX percent of the difference between the Approved Recording Fund for the Album required to be recorded and delivered during such Sixth Option Period
* XXXXXXXXXXXXXXX percent of the actual Recording Costs for the Album which was recorded and delivered during the Fifth Option Period, which payment shall be deemed an Advance against, and shall be fully recoupable from, all royalties (other than mechanical royalties) otherwise payable hereunder and, furthermore, which payment shall specifically be deemed to be an Advance against and a prepayment of any and all applicable union session payments due and owing to Artist in connection with the recording of the Album required to be recorded and delivered during such Sixth Option Period.

* - Confidential portions omitted and filed separately with the Commission.

            (j) Within five (5) days following the commencement of the Seventh Option Period, if any, Company shall pay to You the greater of (i)
* XXXXXXXXXXXXXXX or (ii) XXXXXXXXXXX percent of the difference between the Approved Recording Fund for the Album required to be recorded and delivered
* during such Seventh Option Period and XXXXXXXXXXXXXXXX percent of the actual Recording Costs for the Album which was recorded and delivered during the Sixth Option Period, which payment shall be deemed an Advance against, and shall be fully recoupable from, all royalties (other than mechanical royalties) otherwise payable hereunder and, furthermore, which payment shall specifically be deemed to be an Advance against and a prepayment of any and all applicable union session payments due and owing to Artist in connection with the recording of the Album required to be recorded and delivered during such Seventh Option Period.

  9. ROYALTIES.

       9.01 Company will pay You an "all-in" royalty, during the term of copyright in the country concerned of Masters embodied in Phonograph Records delivered hereunder computed at the applicable percentage indicated in the Royalty Schedule below, of the applicable Royalty Base Price in respect of Net Sales of such Phonograph Records (other than Audiovisual Records) consisting entirely of Master Recordings recorded under this Agreement during the respective Contract Periods specified below and sold by Company or Company's licensees through Normal Retail Channels:

                                  ROYALTY SCHEDULE
  ------------------------------------------------------------------------------
                                    UNITED STATES
                                    -------------

  Master Recordings                                          Long-Play
  made during the:                Albums        Singles       Singles
  ------------------------------------------------------------------------------
* Initial Period                    XXX           XXX           XXX

  First Option
* Period, if any                    XXX           XXX           XXX

  Second Option
* Period, if any                    XXX           XXX           XXX

  Third Option
* Period, if any                    XXX           XXX           XXX

  Fourth Option
* Period, if any                    XXX           XXX           XXX

  Fifth Option
* Period, if any                    XXX           XXX           XXX

* - Confidential portions omitted and filed separately with the Commission.

  Sixth Option
* Period, if any                    XXX           XXX           XXX

  Seventh Option
* Period, if any                    XXX           XXX           XXX

                                     FOREIGN
                                     -------

  Territory                               All Records
  ------------------------------------------------------------------------------

* Canada, U.K.                        XXXX percent of the otherwise applicable
                                      rate set forth in the United States
                                      Royalty Schedule above in respect of
                                      USNRC Net Sales of the particular record concerned (i.e., Albums, Singles and
                                      Long Play Singles), without regard to
                                      any escalations.

* Germany, Italy, France, Japan       XXXX percent of the otherwise applicable
                                      rate set forth above in the United
                                      States Royalty Schedule in respect of
                                      USNRC Net Sales of the particular record concerned (i.e., Albums, Singles and
                                      Long Play Singles), without regard to
                                      any escalations.

* Rest of World                       XXXX percent of the otherwise applicable
                                      rate set forth above in the United
                                      States Royalty Schedule in respect of
                                      USNRC Net Sales of the particular record concerned (i.e., Albums, Singles and
                                      Long Play Singles), without regard to
                                      any escalations.

       The royalty rates set forth in this paragraph 9.01 are sometimes referred to herein as Your "basic royalty rate(s)".

       9.02 Notwithstanding anything to the contrary contained in the Royalty Schedule hereinabove, and with respect to each Album Delivered in fulfillment of Your Recording Commitment hereunder, the royalty rate applicable to USNRC Net Sales of top-line Albums pursuant to the terms hereof shall be the royalty rate specified in the Royalty Escalation Schedule below.

* - Confidential portions omitted and filed separately with the Commission.

                           ROYALTY ESCALATION SCHEDULE

  Album                      Net Sales in the United States of  top-line
  recorded:                  Albums (determined in accordance with Company's
                             standard accounting procedures).

* LPs              XXX          XXX           XXX           XXX           XXX
  ------
* 1                XXX          XXX           XXX           XXX           XXX
* 2                XXX          XXX           XXX           XXX           XXX
* 3                XXX          XXX           XXX           XXX           XXX
* 4                XXX          XXX           XXX           XXX           XXX
* 5                XXX          XXX           XXX           XXX           XXX
* 6                XXX          XXX           XXX           XXX           XXX
* 7                XXX          XXX           XXX           XXX           XXX

  The Contract Period royalty increase provisions applicable to Master Recordings made after the Initial Period and the royalty escalations set forth in paragraph 9.02 above will not apply to any Recording not Delivered within the time prescribed for its Delivery in paragraph 3.01 above.

       9.03 (a) The royalty rate on Phonograph Records sold through so-called
* "record clubs" shall be XXXXXX of the otherwise applicable royalty rate if
* manufactured and sold by Company, and an amount equal to XXXXXX of the Net Royalty from the sale of those Phonograph Records if manufactured and sold by Company's licensees.

            (b) If, pursuant to Company's agreement with any record club licensee distributing Records hereunder through a direct mail or mail order operation ("Club Agreement") (1) the aggregate number of our Records (including Records hereunder) distributed thereunder during any particular period of time as "free" or "bonus" records shall exceed the aggregate number of our Records (including Records hereunder) sold thereunder during that period (hereinafter such excess Records are referred to as "Excess Club Records"); and (2) the number of Records hereunder distributed thereunder during that time period by such licensee as "free" or "bonus" Records shall exceed the number of records hereunder sold during that time period by such licensee (hereinafter such excess Records are referred to as "Excess Club Artist Records") then Company shall credit Your royalty account hereunder with a portion of the adjusting royalty payment, if any, made by such licensee to Company in respect of the Excess Club Records distributed by that licensee during that time period, which portion shall be determined by multiplying fifty percent (50%) which shall be the aggregate number of Excess Club Artist Records distributed by that licensee during that time period and the denominator of which shall be the Aggregate Qualifying Excess Club Records (as defined in the following sentence), including Excess

* - Confidential portions omitted and filed separately with the Commission.

  Club Artist Records, distributed by that licensee during that time period. As used in the preceding sentence, "Aggregate Qualifying Excess Club Records" shall mean the aggregate number of "free" or "bonus" records in the excess of records sold with respect to each artist signed to Company (or other royalty participant) whose "free" or "bonus" records distributed pursuant to a Club Agreement exceed the number of their records which are sold thereunder during the applicable time period.

            9.04 In respect of any Master Recording leased by Company to others for their distribution of Phonograph Records in the United States, Company
* will pay You XXXXX of Company's net receipts from Company's licensee. ("Net receipts", in the preceding sentence, means receipts as computed after deduction of all copyright, AFM and other applicable third party payments.) If another artist, a producer, or any other Person is entitled to royalties on sales of such Records, that payment will be divided among You in the same ratio as that among Your respective basic royalty percentage rates.

            9.05 (a) The royalty rate on any Budget Record, soundtrack Record, any Multiple Record Set or any "picture disc" (i.e., a disc Record with
* artwork reproduced on the surface of the Record itself) will be XXXXXXXXXXX of the applicable basic royalty rate prescribed in paragraph 9.01. The royalty rate on any Mid-Priced Record and any Record sold for distribution through
* military exchange channels will be XXXXXXXXXXXXXXXXXXXXX of the applicable basic royalty rate prescribed in paragraph 9.01. The royalty rate on any Record which is not an Album, Single or a Long-Play Single will be
* XXXXXXXXXXXXXXXXX of the applicable basic Album royalty rate prescribed in paragraph 9.01. The royalty rate on any compact disc Record will be
* XXXXXXXXXXXXXXXXXXXXXX of the rate which would otherwise be applicable under this Agreement. The royalty rate on any digital compact cassette ("DCC") or
* any Mini-disc Record will be XXXXXXXXXXX percent of the rate which would otherwise be applicable under this Agreement. The royalty rate for any Record
* in a New Configuration will be XXXXXXXXXX the rate which would otherwise be applicable hereunder. The provisions set forth in the immediately preceding sentence shall apply until fifteen (15) months following the initial release of any Master delivered hereunder as embodied on such New Configuration. Thereafter, the royalty for Records sold in the form of New Configuration shall be negotiated in good faith by the parties, taking into account, among other things, the then-prevailing industry standards. Notwithstanding anything to the contrary contained herein, Company shall have the right to release, distribute and sell such Records prior to the completion of such negotiations, and to accrue royalties to Your account hereunder at the royalty rate set forth herein. Notwithstanding anything to the contrary in the immediately two
  (2) preceding sentences, in the event Company adopts a general policy applicable to the majority of new artists signed exclusively to Company which provides for a royalty rate reduction with respect to records in compact disc or

* - Confidential portions omitted and filed separately with the Commission.

  DCC or Mini-disc configuration more favorable to such new artist than the royalty rate reduction provided herein, You shall receive the benefit of such general policy, on a prospective basis only.

* (b) The royalty rate on a Multiple Album will be XXXXXXXXXXX of the applicable basic Album royalty rate prescribed in paragraph 9.01, if the Royalty Base Price of that Album is the same as the Royalty Base Price applicable to the top-line single-disc Conventional Albums marketed by Company or its Licensee in the territory where the Album is sold at the beginning of the royalty accounting period concerned. If a different Royalty Base Price applies to a Multiple Album, the royalty rate prescribed in the preceding sentence will be adjusted in proportion to the variance in the Royalty Base Price (but will not be more than the applicable Album royalty rate prescribed in paragraph 9.01). That adjustment of the royalty rate will be made by using the following formula:

                  (X divided by Y) multiplied by Z = adjusted royalty rate. (Subject to the parenthetical limit in the second sentence of this subparagraph.)

  ("X" represents the Royalty Base Price for the Multiple Album concerned; "Y" represents the Royalty Base Price for such top-line single-disc Records in the Multiple Album multiplied by the number of disc Records in the Multiple Album concerned; and "Z" equals the otherwise applicable basic royalty rate.)

       9.06 (a) Except as otherwise specifically set forth herein, on Masters licensed by Company on a flat-fee or a royalty basis for the sale of Phonograph Records or for any other uses, the royalty rate shall be an amount
* equal to XXXXXXXXXXXX of the Net Flat Fee or Net Royalty, as applicable, from such exploitation of the Masters.

            (b) To the extent permissible at law, You hereby assign to Company all right, title and interest in and to any and all royalties or other payments to which You are or may become entitled to receive (herein "Your Share") under the Audio Home Recording Act of 1992, as it may be amended (the "Act"), or any implementing or similar legislation requiring the payment of copyright royalties in connection with the sale of recording devices or blank tapes or any other recordable device (e.g., digital audio tape, DCC). Upon receipt by Company of such royalties or payments, Company shall credit Your royalty account with one hundred percent (100%) of Your Share of such royalties or payments received. In order to effectuate the foregoing, You shall execute and deliver to Company a letter of direction address to the Register of Copyrights of the U.S. Copyright Office and You agree to execute and deliver to Company any other document or documents as may be reasonably necessary to cause the payment to Company of Your Share of such royalties or payments. It is expressly understood and agreed that

* - Confidential portions omitted and filed separately with the Commission.

  except as provided above in this paragraph 9.06(b), Company shall be entitled to retain for its own use and benefit any royalties or payments received by Company pursuant to the Act.

       9.07 Audiovisual Royalties shall be computed on the Audiovisual Records Royalty Base Price; otherwise, in accordance with the provisions of this Agreement applicable to Conventional Albums and: If manufactured and sold by
* Company, XXXXXXXXXXXX on U.S. sales, XXXXXXXX ex-U.S. If manufactured and sold by Licensees (in the U.S. or elsewhere), and on Audiovisual Recordings licensed or otherwise furnished by Company for exploitation other than on
* Audiovisual Records, XXXXXXXXXXXX of Net Receipts. Audiovisual royalties (and receipts payments) are "all-in" (inclusive of, without limitation, payments to publishers).

       9.08 Notwithstanding anything to the contrary contained in this
  Article 9:

            (a) In respect of Joint Recordings, the royalty rate to be used in determining the royalties payable to You shall be computed by multiplying the royalty rate otherwise applicable by a fraction, the numerator of which shall be one (1) and the denominator of which shall be the total number of royalty artists whose performances are embodied on a Joint Recording. The term "Joint Recording" shall mean any Master Recording embodying the Artist's performances and any performances by another artist with respect to which Company is obligated to pay royalties. There shall not be any Joint Recordings without Your approval.

            (b) The royalty rate on a Phonograph Record embodying Master Recordings made hereunder together with other Master Recordings will be computed by multiplying the royalty rate otherwise applicable by a fraction, the numerator of which is the number of Selections embodying Master Recordings made hereunder and contained on the particular record concerned and the denominator of which is the total number of Selections contained on such Record. The royalty rate on an Audiovisual Record containing Audiovisual Recordings made hereunder and other audiovisual works will be determined by apportionment based upon actual playing time on the Record concerned.

            (c) No royalties shall be payable to You in respect of Phonograph Records sold or distributed (with the intention that such recipient will not resell same) by Company or Company's licensees for promotional purposes, as cut-outs, at close-out prices, for scrap, at less than inventory cost or at fifty percent (50%) or less of the Record's highest posted wholesale price (whether or not intended for resale), as "free", "no charge" or "bonus" Records (whether or not intended for resale), to Company's employees or

* - Confidential portions omitted and filed separately with the Commission.

those of Company's licensees and their relatives, or to radio stations.

          (d) If records derived from the Masters are sold to distributors or others (with the intention that such recipient will resell same) for less than Company's highest posted wholesale price, or at a discount therefrom, but for more than fifty percent (50%) of such wholesale price, then, for purposes of this paragraph, a percentage of such records shall be deemed non-royalty bearing records, which percentage shall be an amount equal to the percentage of such lesser amount or the applicable discount.

          (e) Company may elect from time to time to compute and pay You royalties hereunder on a royalty base different than the Royalty Base Price provided herein, as long as such computation does not materially affect the net amount of royalties otherwise payable to You at that time hereunder.

          (f) If legislation requiring the payment of copyright royalties for the public performance of Phonograph Records is enacted or is currently in existence in any country and Company or its affiliate in the country concerned receives such royalties solely attributable to Master Recordings produced hereunder, and performing artists are not entitled to receive similar royalties in such country from a collection society or other Person other than Company or its affiliates, then with respect to performances in the United States, Company shall accrue to Artist's royalty account hereunder that portion of such royalties as is required by Company's collective bargaining agreement with the American Federation of Musicians or the American Federation of Television and Radio Artists, as applicable, and with respect to performances outside the United States, as required by law. If no such agreement and/or law applies, Company shall pay an amount equal to fifty percent (50%) of the net amounts directly allocable to the Master Recordings produced hereunder so received by Company less all payments to third parties (and Artist shall be responsible in any event for all required payments to producers or other parties engaged by Artist in connection with recording of the Master Recordings hereunder).

10. ROYALTY PAYMENTS AND ACCOUNTINGS.

     10.01 Company shall send to You statements for royalties payable hereunder on or before October 1st for the semi-annual period ending the preceding June 30th and on or before April 1st for the semi-annual period ending the preceding December 31st, together with payment of royalties, if any, earned by You hereunder during the semi-annual period for which the statement is rendered, less all Advances and other charges under this Agreement. Company shall have the right to retain, as a reserve against charges, credits, or returns, such portion of payable royalties as shall be reasonable in Company's best business judgment. With respect to Albums sold hereunder, Company's reserve shall not exceed thirty-five percent (35%) of the number of such records shipped. With respect to Singles sold hereunder, Company's reserve shall not exceed fifty percent (50%) of the number of such records shipped, unless Company reasonably believes a particular release justifies a higher reserve. Reserves shall be fully liquidated no later than the end of the fourth full accounting period following the period in which such reserve was initially established. Records returned will be apportioned between royalty-free records and records on which royalties are payable in the same proportion as such records were shipped to customers. You shall reimburse Company on demand for any overpayments, and Company may also deduct the amount thereof from any monies payable (other than mechanical royalties) to You hereunder or under any other agreement between You and Company or Company's affiliates. Royalties paid by Company on Phonograph Records subsequently returned shall be deemed overpayments.

     10.02 No royalties shall be payable to You on sales of Phonograph Records by any of Company's licensees or distributors until payment on those sales has been received by Company in the United States. Sales by a licensee or distributor shall be deemed to have occurred in the semi-annual accounting period during which that licensee or distributor shall have rendered to Company accounting statements and payments for those sales.

     10.03 (a) Royalties on Phonograph Record sales outside of the United States shall be computed in the national currency in which Company's licensees pay to Company, shall be credited to Your royalty account hereunder at the same rate of exchange at which Company's licensees pay to Company, and shall be proportionately subject to any withholding or comparable taxes which may be imposed upon Company's receipts.

          (b) If Company shall not receive payment in United States dollars in the United States for any sales of Phonograph Records outside of the United States, royalties on those sales shall not be credited to Your royalty account hereunder. Company shall, however, at Your written request and if Company is reasonably able to do so, accept payment for those sales in foreign currency and shall deposit in a foreign bank or other depository, at Your expense, in that foreign currency, that portion thereof, if any, as shall equal the royalties which would have been payable to You hereunder on those sales had payment for those sales been made to Company in United States dollars in the United States. Deposit as aforesaid shall fulfill Company's royalty obligations hereunder as to those sales. If any law, ruling or other governmental restriction limits the amount a licensee can remit to Company, Company may reduce Your royalties hereunder by an amount proportionate to the reduction in Company's licensee's remittance to Company.

     10.04 (a) Company will maintain books and records which report the sales of Phonograph Records, on which royalties are payable to You. You may, but not more than once a year, at Your own expense, examine those books and records, as provided in this paragraph 10.04 only. You may make those examinations only for the purpose of verifying the accuracy of the statements sent to You under paragraph 10.01. All such examinations shall be in accordance with GAAP procedures and regulations. You may make such an examination for a particular statement only once, and only within three (3) years after the date when Company sends You that statement under paragraph 10.01. You may make such an examination only during Company's usual business hours, and at the place where Company keeps the books and records to be examined. If You wish to make an examination You will be required to notify Company at least thirty (30) days before the date when You plan to begin it. Company may postpone the commencement of Your examination by notice given to You not later than five (5) business days before the commencement date specified in Your notice; if Company does so, the running of the time within which the examination may be made (and any action brought thereon) will be suspended during the postponement. If Your examination has not been completed within six (6) weeks from the time You begin it (unless such delay is primarily due to the acts or omissions of Company), Company may require You to terminate it on seven (7) business days notice to You at any time; Company will not be required to permit You to continue the examination after the end of that seven (7) business day period. You will not be entitled to examine any manufacturing records or any other records that do not specifically report sales or other distributions of Phonograph Records on which royalties are payable to You. You may appoint a certified public accountant to make such an examination for You, but not if (s)he or his/her firm has begun an examination of Company's books and records for any Person except You unless the examination has been concluded and any applicable audit issues have been resolved. Such certified public accountant will act only under a Letter of Confidentiality which provides that any information derived from such audit or examination will not be knowingly released, divulged or published to any person, firm or corporation, other than to You or to a judicial or administrative body in connection with any proceeding relating to this Agreement.

          (b) Notwithstanding the penultimate sentence of paragraph 10.04(a), if Company notifies You that the representative designated by You to conduct an examination of Company's books and records under paragraph 10.04(a) is engaged in an examination on behalf of another Person ("Other Examination"), You may nevertheless have Your examination conducted by Your designee, and the running of the time within which such examination may be made shall be suspended until Your designee has completed the Other Examination, subject to the following conditions:

               (1) You shall notify Company of Your election to that effect within fifteen (15) days after the date of Company's said notice to You;

               (2) Your designee shall proceed in a reasonably continuous and expeditious manner to complete the Other Examination and render the final report thereon to the client and Company; and

               (3) Your examination shall not be commenced by Your designee before the delivery to Company of the final report on the Other Examination, shall be commenced within thirty (30) days thereafter, and shall be conducted in a reasonably continuous manner.

(The preceding provisions of this paragraph 10.04(b) will not apply if Company elects to waive the provisions of the penultimate sentence of paragraph 10.04(a) which require that Your representative shall not be engaged in any Other Examination.)

     10.05 If You have any objections to a royalty statement, You will give Company specific notice of that objection and Your reasons for it within three
(3) years after the date when Company sends You that statement under paragraph
10.01. Each royalty statement will become conclusively binding on You at the end of that three (3) year period, and You will no longer have any right to make any other objections to it. You will not have the right to sue Company in connection with any royalty accounting, or to sue Company for royalties on Records sold during the period a royalty accounting covers, unless You commence the suit within that three (3) years period. If You commence suit on any controversy or claim concerning royalty accountings rendered to You under this agreement in a court of competent jurisdiction (as provided in paragraph 23.09 below), the scope of the proceeding will be limited to determination of the amount of the royalties due for the accounting periods concerned, and the court will have no authority to consider any other issues or award any relief except recovery of any royalties found owing. Your recovery of any such royalties will be the sole remedy available to You or the Artist by reason of any claim related to Company's royalty accountings. Without limiting the generality of the preceding sentence, neither You nor the Artist will have any right to seek termination of this Agreement or avoid the performance of Your obligations under it by reason of any such claim.

     10.06 Company shall have the right to deduct from any amounts (other than mechanical royalties) payable to You hereunder that portion thereof as may be required to be deducted under any statute, regulation, treaty or other law, or under any union or guild agreement, and You shall promptly execute and deliver to Company any forms or other documents as may be required in connection therewith.

     10.07 Each payment made by Company to You or the Artist under this Agreement, other than union scale payments under Article

  5 hereof, shall, at Company's election, be made by a single check payable to Jeff Wood. All payments herein are contingent upon Company receiving properly completed W-9 and/or 1001 IRS tax forms, as applicable.

  11. MUSICAL COMPOSITION LICENSES.

       11.01 You hereby grant to Company and Company's designees an irrevocable non-exclusive license, under copyright, to reproduce each Controlled Composition on Phonograph Records and to distribute those Phonograph Records in the United States and Canada.

       11.02 Mechanical royalties shall be payable for each Controlled Composition on Net Sales of Phonograph Records and at the following rates:

            (a) On Phonograph Records sold in the United States, the rate (the "United States Mechanical Rate") for each Controlled Composition embodied
* thereon shall be equal to XXXXXXXXXXX percent of the minimum statutory royalty rate (without regard to playing time) provided for in the United States Copyright Act which is applicable to the reproduction of Musical Compositions as of the date of the United States release of the first Master hereunder embodying the Controlled Composition in question, or, if earlier, as of the date that is sixty (60) days prior to the date upon which that first Master was required to be delivered hereunder.

            (b) On Phonograph Records sold in Canada, the rate (the "Canadian Mechanical Rate") for each Controlled Composition embodied thereon shall be
* equal to XXXXXXXXXXX percent of the prevailing rate agreed upon by the Canadian recording industry and the Canadian music publishing industry or its mechanical collection representative which is applicable to the reproduction of Musical Compositions as of the date of the Canadian release of the first Master hereunder embodying the Controlled Composition in question or, if earlier, as of the date that is sixty (60) days prior to the date upon which that first Master was required to be delivered hereunder; provided, however, in no event shall the Canadian Mechanical Rate be greater than the applicable United States Mechanical Rate.

       11.03 Notwithstanding the foregoing:

            (a) The mechanical royalty rate for a Controlled Composition
* contained on a Mid-Priced Record or a Budget Record shall be XXXXXXXXXXXXXX of the United States Mechanical Rate or the Canadian Mechanical Rate, as applicable. The mechanical royalty rate on a Controlled Composition which is a
* copyrighted arrangement of a public domain work shall be XXXXXXXXXX of the United States Mechanical Rate or the Canadian Mechanical Rate, as applicable. No mechanical royalties shall be payable on any Phonograph Records for

* - Confidential portions omitted and filed separately with the Commission.

which no royalties are payable pursuant to Article 9 above. No mechanical royalties shall be payable on any Controlled Composition having a playing time of less than ninety (90) seconds.

          (b) The maximum aggregate mechanical royalty rate for all Selections, including Controlled Compositions, contained on a Phonograph Record for sales in the United States or Canada shall be the product of (1): the United States Mechanical Rate or the Canadian Mechanical Rate, as applicable, for the first Master recorded in connection with the particular Album or EP project concerned and (2): ten (10) for Albums (containing one (1) or more discs or the tape equivalent), four (4) for EPs, and two (2) for Singles and Long-Play Singles, regardless of the number of Selections contained thereon, unless that above referenced 'limitations' are exceeded solely on account of Company's request. If the aggregate mechanical royalty rate applicable to all of the Selections embodied on any Phonograph Record hereunder shall exceed the applicable maximum aggregate royalty rate set forth above for that Phonograph Record, then the aggregate mechanical royalty rate for the Controlled Compositions, if any, contained thereon shall be reduced by an amount equal to such excess. If the aggregate mechanical royalty rate applicable to all of the Selections embodied on that Phonograph Record shall, even as reduced in accordance with the immediately preceding sentence, still exceed the applicable maximum aggregate mechanical royalty rate for that Phonograph Record, then You shall, upon Company's demand, pay Company an amount equal to the additional mechanical royalties payable as a result of that excess and Company may, in addition to all of Company's other rights or remedies, deduct that amount from any monies payable (other than mechanical royalties) by Company hereunder or under any other agreement between You and Company or Company's affiliates.

     11.04 Company will compute Mechanical Royalties on Controlled Compositions as of the end of each calendar quarter-annual period in which there are sales or returns of Records on which mechanical royalties are payable to You. On the next May 15th, August 15th, November 15th, or February 15th, Company will send a statement covering those royalties and will pay any net royalties which are due. Mechanical Royalty reserves maintained against anticipated returns and credits will not be held for an unreasonable period of time; retention of a reserve for two (2) years after it is established will not be considered unreasonable in any case; provided, if the reserve policy with respect to mechanicals changes in connection with a majority of our similarly situated artists, then You will be similarly treated. If any overpayment of mechanical royalties is made to any Person You will reimburse Company for it; Company may also recoup it from any payments due or becoming due to You. If Company pays any mechanical royalties on Records which are returned later, those royalties will be considered overpayments. If the total amount of the mechanical royalties which Company pays on any Record consisting of Master

Recordings made under this agreement (including mechanical royalties for Compositions which are not Controlled Compositions) is higher than the limit fixed for that Record under subparagraph 11.03(b), that excess amount will be considered an overpayment also. Paragraphs 10.04 and 10.05 will apply to mechanical royalty accountings.

     11.05 You shall, upon Company's request, use Your best efforts to cause the issuance to Company and Company's designees of mechanical licenses to reproduce on Phonograph Records Selections which are not Controlled Compositions and to distribute those Phonograph Records in the United States and Canada. Those mechanical licenses shall be at rates and on terms no less favorable to Company and Company's designees than those contained in the standard mechanical license issued by the Harry Fox Agency, Inc. or any successor with respect to Phonograph Records distributed in the United States and by CMRRA or any successor with respect to Phonograph Records distributed in Canada; provided, however, in no event shall those rates exceed one hundred percent (100%) of the applicable minimum statutory rates set forth in paragraph 11.02 above. You shall also, upon Company's request, use Your best efforts to cause the issuance to Company and Company's designees of mechanical licenses to reproduce Selections on Phonograph Records hereunder and to distribute those Phonograph Records outside the United States and Canada on terms no less favorable to Company and Company's designees than those generally applicable to Phonograph Record manufacturers in each country in question. The obligation to account and pay mechanical royalties on sales of Phonograph Records outside of the United States shall be that of Company's licensees.

     11.06 If the copyright in any Controlled Composition is owned or controlled by a person, firm or corporation other than You, You shall use Your best efforts to cause that person, firm or corporation to grant to Company and Company's designees the same rights as You are required to grant to Company and Company's designees pursuant to this paragraph.

     11.07 You hereby grant to Company and Company's designees at no fee, royalty, or other cost to Company or Company's designees, the irrevocable, non-exclusive, worldwide right to reproduce and publicly perform each Controlled Composition on Audiovisual Recordings, to distribute Audiovisual Records embodying those Audiovisual Recordings, and to otherwise exploit in any manner and through any media those Audiovisual Recordings. You shall, upon Company's request, cause the issuance to Company and Company's designees, at no fee, royalty, or other cost to Company or Company's designees, the irrevocable, non-exclusive, worldwide right to reproduce and publicly perform each Selection which is not a Controlled Composition on Audiovisual Recordings and to distribute Audiovisual Records embodying those Audiovisual Recordings, and to otherwise exploit in any manner or media those Audiovisual

Recordings. If Company or Company's designees shall pay any such fee, royalty, or other cost, You shall, upon Company's demand, pay Company the amount thereof, and Company may, in addition to all of Company's other rights and remedies, deduct that amount from any monies payable (other than mechanical royalties) by Company hereunder or under any other agreement between You and Company or Company's affiliates. Without limiting the generality of the foregoing, it is understood and agreed that Company's rights under this paragraph 11.07 include the right to reproduce and publicly perform, at no fee, royalty or other cost to Company or Company's designees, Controlled Compositions and Non-Controlled Compositions in television and/or radio commercials advertising Phonograph Records made hereunder.

     11.08 Any assignment, license or other agreement made with respect to Controlled Compositions shall be subject to the terms hereof.

12. AUDIOVISUAL RECORDINGS.

     12.01 (a) Upon Company's reasonable request, You shall cooperate with Company and perform to the best of Your ability for the making of Audiovisual Recordings, in accordance with all applicable labor unions and guilds. You and Company shall mutually designate the following "Audiovisual Production Elements": Musical Compositions, personnel (including producer and director), storyboard, script, locations and production dates. Company shall pay all costs incurred in connection with the production of Audiovisual Recordings within the written budget approved by Company in writing. To the extent permissible, You hereby waive any right to be paid union scale payments in connection with Audiovisual Recordings. All costs incurred in connection with the production of Audiovisual Recordings shall be recoupable from royalties payable to You from the exploitation of Audiovisual Recordings; one-half (1/2) of such costs (not to exceed sixty thousand dollars ($60,000.00 for each audiovisual recording) shall be recoupable from royalties payable (other than mechanical royalties) to You in connection with the exploitation of audio-only Master Recordings.

          (b) Company shall be the sole owner of all worldwide rights in and to each Audiovisual Recording, including the worldwide copyrights therein and thereto. Without limiting the foregoing, it is agreed that Company's right to use Your name and information in the Audiovisual Recordings is set forth in Paragraphs 6 and 7, and the terms "Master Recordings" and "Phonograph Records" shall include Audiovisual Recordings and Audiovisual Records, respectively.

13. WARRANTIES, REPRESENTATIONS AND COVENANTS.

     You hereby warrant, represent and covenant that:

     13.01 You have the right, power and capacity to enter into this Agreement, to grant the rights granted by You to Company hereunder, and to perform all of the terms hereof. You have not done nor shall You do anything to impair Company's rights hereunder.

     13.02 During the Term You shall be a member in good standing of any union or guilds requiring such membership. All recording sessions shall be conducted in all respects in accordance with the terms of the AFM Phonograph Record Labor Agreement, the AFTRA Code for the Phonograph Industry and any other applicable union or guild agreements.

     13.03 (a) Your name, masters, Selections embodied on masters and/or materials supplied to Company by You hereunder will not violate the legal rights of any party, including, without limitation, any contractual rights, copyrights, rights of publicity/privacy or trademark/tradenames.

          (b) You are the sole owner of the professional name "Jeff Wood". Only Company will have the right to use such name in connection with Records during the Term.

     13.04 All existing recordings of Your performances have been commercially released in the Territory on Phonograph Records.

     13.05 Except as specifically provided herein, Company shall have no obligation to pay any party in connection with the exercise of any of Company's rights hereunder (including, without limitation, Company's rights with respect to the recording or exploitation of Master Recordings).

14. RECORDING RESTRICTIONS.

     14.01 During the Term, You shall not enter into any agreement or make any commitment which would interfere with Your performance of any of the terms hereof nor shall the Artist perform for or render services in connection with the recording of any Master Recordings for any person, firm, or corporation other than Company. After the expiration or termination of the Term, You shall not, prior to the later of the following dates, perform for any person, firm or corporation other than us, for the purpose of making Phonograph Records or Master Recordings, any Selection which shall have been recorded hereunder or under any other agreement between You and Company or Company's affiliates: (a) the date five (5) years subsequent to the date on which that Selection shall have been last delivered to Company in a Master Recording recorded hereunder, or
(b) the date three (3) years subsequent to the expiration or termination of the Term (the later date in respect of any Selection being hereinafter sometimes referred to as the "Restriction Date").

     14.02 You shall not at any time manufacture, distribute, sell or authorize the manufacture, distribution, or sale by any Person besides Company of Phonograph Records embodying a performance rendered by You during the Term. You shall not record or permit the recording of any such performance without taking reasonable measures to prevent the manufacture, distribution, or sale at any time by any Person besides Company of Phonograph Records embodying that performance.

     14.03 (a) During the Term, the Artist will not render any musical performances (audiovisual or otherwise) for the purposes of making any motion picture or other audiovisual work ("Picture", below) for any person, firm or corporation other than us, and no other person, firm or corporation other than Company will be authorized to produce, distribute, exhibit, or otherwise exploit any Picture which contains any musical performance (audiovisual or otherwise) by the Artist, without an express written agreement providing that:

               (1) the Picture concerned will not contain performances by the Artist of more than four (4) Musical Compositions, in whole or in part; and

               (2) not more than one-half (1/2) of any version of the Picture may consist of featured musical performances (defined below) by the Artist or anyone else.

          (b) "Featured musical performance", in this paragraph, means:

               (1) any visual performance of a Musical Composition; and

               (2) any background performance of a Musical Composition which is intended as a focus of audience attention, whether or not the visual matter is related dramatically to the lyrics or concept of the Musical Composition.

     14.04 Artist may perform as a background musician ("sideman") accompanying a featured artist for the purpose of making Phonograph Records for others, provided:

          (a) You have then fulfilled all of Your material obligations under this Agreement, and the engagement does not interfere with the continuing prompt performance of Your obligations to Company.

          (b)  (1) Artist will not render a solo or "step-out" performance, and

               (2) The musical style of the recording will not be substantially similar to the characteristic musical style of Recordings made by Artist for Company.

          (c) Artist will not record any material which Artist has then recorded for Company, and will not agree to be restricted from recording the same material for Company.

          (d) Artist will not accept the sideman engagement unless the Person for whom the recordings are being made agrees in writing, for Company's benefit, that:

               (1) Artist's name may be used in a courtesy credit to Imprint Records on the Album liners used for such Records, in the same position as the credits accorded to other sidemen and in type identical in size, prominence and all other respects; and

               (2) Except as expressly provided in section =14.04(d)(1) above, neither Artist's name (or any similar name), nor any picture, portrait or likeness of Artist will be used in connection with such Recordings, including, without limitation, on the front covers of Album containers, on sleeves or labels used for Singles, or in videos, advertising, publicity or any other form of promotion or exploitation, without Company's express written consent, which Company may withhold in its unrestricted discretion.

          (e) Before Artist accepts the sideman engagement You will notify Company of the name of the Person for whom the recordings are being made and the record company which will have the right to distribute the Records. Your notice will be addressed to Company's Vice President, Business Affairs.

     14.05 Artist may serve as a producer for the purpose of making Phonograph Records for others, provided:

          (a) You have then fulfilled all of Your material obligations under this Agreement, and the engagement does not interfere with the continuing prompt performance of Your obligations to Company; and

          (b) Artist will not produce recordings of any material which Artist has then recorded for Company, and will not agree to be restricted from recording the same material for Company if Artist is a writer or co-writer of such material; and

          (c) Artist will not accept the producing engagement unless the Person for whom the recordings are being produced agrees in writing, for Company's benefit, that:

               (1) Artist's name may be used in advertising, label and packaging credits comparable in size, prominence and placement to the credits generally accorded to record producers; and

               (2) Except as expressly provided in section 14.05(c)(1) above, neither Artist's name (or any similar name), nor any picture, portrait or likeness of Artist, will be used in connection with such Recordings, including, without limitation, on the front of any Record package or in any advertising, publicity or any other form of promotion or exploitation without Company's express written consent, which Company may withhold in its unrestricted discretion.

          (d) Before Artist accepts the producing engagement You will notify Company of the name of the Person for whom the recordings are being made and the record company which will have the right to distribute the Records; provided Your inadvertent failure to so notify Company shall not be deemed a breach of this agreement. Upon notice from Company, You shall cure such failure on a prospective basis.

15. Intentionally Deleted.

16. UNIQUE SERVICES.

     16.01 You expressly acknowledge that Your and the Artist's services hereunder are of a special, unique, intellectual, and extraordinary character which gives them peculiar value, and that in the event of a breach by You or the Artist of any term hereof, Company will be caused irreparable injury which cannot adequately be compensated by money damages. Accordingly, Company shall be entitled to injunctive relief, in addition to any other rights or remedies which Company may have, to enforce the terms of this Agreement.

     16.02 You acknowledge that Your failure to timely complete Your Delivery obligation will jeopardize Company's investment in the Artist in that it may adversely affect Artist's career and appearance in the public eye and will have an adverse impact upon Company's ability to properly market and promote records embodying Artist's performances and to build Artist's career. You further acknowledge that Company relies upon timely Delivery in order to establish its release schedule and marketing and promotional policies; that failure to timely Deliver adversely affects Company's ability to support its overhead costs, promotional costs and other expenditures necessary to properly record, promote and market phonograph records; and that such failure to timely Deliver will cause Company substantial damages in an amount not readily susceptible of computation.

17. CERTAIN REMEDIES.

     17.01 If You do not fulfill any portion of Your Recording Commitment within the time prescribed in paragraph 3.02, Company will have the following options:

          (a) to suspend Company's obligations to make payments to You under this Agreement until You have cured the default;

          (b) to terminate the term of this Agreement at any time, whether or not You have commenced curing the default before such termination occurs; and

          (c) to require You to repay to Company the amount, not then recouped, of any Advance previously paid to You by Company and not specifically attributable under Article 8 to an Album which has actually been fully Delivered.

Company may exercise each of those options by sending You the appropriate notice. If Company terminates the term under clause 17.01(b) all parties will be deemed to have fulfilled all of their obligations under this agreement except those obligations which survive the end of the term (such as indemnification obligations, re-recording restrictions, and Your obligations under clause 17.01(c)). No exercise of an option under this paragraph will limit Company's rights to recover damages by reason of Your default, its rights to exercise any other option under this paragraph, or any of its other rights.

     17.02 If because of: act of God; inevitable accident; fire; lockout, strike or other labor dispute; riot or civil commotion; act of public enemy; enactment, rule, order or act of any government or governmental instrumentality (whether federal, state, local or foreign); failure of technical facilities; illness or incapacity of any performer or producer; or other cause of a similar or different nature not reasonably within Company's control; Company is materially hampered in the recording, manufacture, distribution or sale of records, then, without limiting Company's rights, Company shall have the option by giving You notice to suspend the running of the then-current Contract Period for the duration of any such contingency plus such additional time as is necessary so that Company shall have no less than thirty (30) days after the cessation of such contingency in which to exercise its option, if any, to extend the term of this agreement for the next following Option Period. If any suspension imposed under this paragraph by reason of an event affecting no Record manufacturer or distributor except Company continues for more than six (6) months, You may, by notice, request Company to terminate the suspension by notice given to You within sixty (60) days after its receipt of Your notice. If Company does not do so, the term of this Agreement will terminate at the end of that sixty (60) day period (or at such earlier time which Company may designate by notice to You), And all parties will be deemed to have fulfilled all of their obligations under this Agreement except those obligations which survive the end of the term (such as warranties, re-recording restrictions and Company's obligation to pay royalties).

     17.03 If Company refuses, without cause, to permit You to fulfill Your minimum Recording Commitment for any Contract Period, (irrespective of whether or not You have commenced recording the particular Album for such Recording Commitment), other than as a result of an event or contingency referred to in paragraph 17.01 above, Company shall have no obligations or liabilities to You in connection therewith unless You shall notify Company of Your desire to fulfill Your minimum Recording Commitment for that Contract Period and within thirty (30) days after Company's receipt of that notice Company shall fail to advise You in writing that Company shall permit You to fulfill Your minimum Recording Commitment for that Contract Period. If Company shall fail to so advise You in writing that Company shall permit You to fulfill Your minimum Recording Commitment for that Contract Period, the Term shall expire as of the end of that thirty (30) day period and Company shall have no obligations or liabilities to You whatsoever in connection with Company's failure to permit You to fulfill Your Recording Commitment for that Contract Period. Company shall, however, pay You promptly after the expiration of that thirty (30) day period, as an advance recoupable from royalties (other than mechanical royalties) hereunder or under any other agreement between You and Company or Company's affiliates, an amount equal to the minimum union scale payments which would have been required to have been paid to the Artist for each Album of Your Recording Commitment for that Contract Period that Company did not permit You to record, less any Advances already paid to You in connection with such Album(s) but in no event less than twenty thousand dollars ($20,000.00). Solely for the purposes of the foregoing: (i) an Album shall be deemed to be comprised of eight (8) Masters; and (ii) Artist shall be deemed to be comprised of one (1) member.

18. PRODUCER AND OTHER ROYALTIES.

     18.01 You shall be solely responsible for and shall pay all royalties and other Compensation which may be payable to any producers of the Masters or to any others rendering services in connection with the recording of the Masters.

     18.02 Notwithstanding the foregoing, Company may (but shall not be obligated to) enter into an agreement with any producer (or other royalty participant) of the Masters which provides for the payment by Company, rather than You, of royalties or other compensation payable to that producer. In that event (or in the event Company pays any such party pursuant to a letter of direction) Company may deduct any amounts payable by Company to that producer or director from any royalties or other sums payable by Company hereunder or under any other agreement between You and Company or Company's affiliates. Furthermore, for the purposes of the recoupment of any Advances or charges under this Agreement, the royalty rates contained in Article 9 with respect to those Masters shall be deemed reduced by the amount of the applicable royalty rates with respect to Masters which are contained in Company's agreement with any producer (or such party). Any Advances payable by Company to a producer (or such party) which are not recouped by Company from royalties payable to that producer may be recouped by Company from any royalties or other sums payable by Company hereunder or under any other agreement between You and Company or Company's affiliates.

  19. DEFINITIONS.

       19.01 The term "Advance" shall mean prepayment of royalties. Company may recoup Advances from royalties to be paid to You or on Your behalf pursuant to this Agreement. Except as otherwise set forth herein, Advances shall be non-refundable.

       19.02 The term "Album" shall mean an audio only long-playing Phonograph Record which is not an EP, Single, or Long- Play Single, and where the context requires, Master Recordings sufficient to constitute a long-playing audio only Phonograph Record.

       19.03 The term "Audiovisual Record" shall mean a Record embodying an Audiovisual Recording.

       19.04 The term "Audiovisual Recording" shall mean every form of Master Recording embodying visual images.

       19.05 The term "Container Charge" shall mean the applicable percentage, specified as follows, of the Gross Royalty Base applicable to the particular
* Record concerned: XXXXXXXXXXXXXXX percent for Singles packaged in color or other special printed sleeves, and for Albums, EPs, and Long-Playing Singles in disc form packaged in Company's standard singlefold jackets without any special elements (such as, but not limited to, plastic, cardboard, or printed
* inner sleeves, inserts, or attachments); XXXXXXXXXX percent thereof for all other Albums, EPs or Long-Playing Singles in disc form, and for all other
* sound-only Phonograph Records in disc form; and XXXXXXXXXX percent thereof for Audiovisual Records, all Phonograph Records in tape form, such as reel-to-reel tapes, cartridges, cassettes (whether audio or video) and for all other
* recorded devices, but XXXXXXXXXXX percent for compact disc Records, digital audio tape, DCC, Mini-disc and all Records in New Configurations. Notwithstanding anything to the contrary contained herein, in the event that the majority of the agreements by and between Company and the majority of other recording artists signed to exclusive recording agreements with Company contain provisions for Container Charges less than those provided for herein, then this agreement shall be deemed automatically amended to contain such more favorable terms.

       19.06 The term "Contract Period" shall mean the Initial

* - Confidential portions omitted and filed separately with the Commission.

Period or any Option Period of the Term (as they may be suspended or extended).

     19.07 The term "Controlled Composition" shall mean that portion of a Musical Composition or other Selection, written or composed by You alone or in collaboration with others, or which is owned or controlled, in whole or in part, directly or indirectly, by You or any person firm or corporation in which You have a direct or indirect interest.

     19.08 The terms "Conventional Phonograph Record", "Conventional discs and tapes" and "Conventional Album" shall refer to discs or tapes of the quality used for the majority of units of a particular Phonograph Record released. If, at any particular time, Company has ceased to regularly manufacture plain, black "vinyl" disc records and only manufactures tapes, compact discs and/or "premium vinyl" (e.g., so-called "half-speed mastered") discs, then the terms "Conventional discs" or "Conventional Album in disc form", and the like, shall refer to conventional tapes.

     19.09 Intentionally deleted.

     19.10 The term "EP" shall mean an audio only Phonograph Record embodying no fewer than five (5) different Musical Compositions and no more than seven (7) different Musical Compositions.

     19.11 The term "Long-Play Single" shall mean an audio only Phonograph Record embodying no more than four (4) different Musical Compositions.

     19.12 The term "Master Recording" shall mean every form of recording, whether now known or unknown, embodying sound, or sound accompanied by visual images, which may be used in the recording, production, or manufacture of Phonograph Records.

     19.13 The term "Masters" shall mean Master Recordings embodying the performances of the You recorded hereunder.

     19.14 (a) The term "Mid-Priced Record" shall mean a Phonograph Record which bears a Gross Royalty Base at least twenty percent (20%) lower, but not more than thirty-five percent (35%) lower than the Gross Royalty Base applicable to Company's then-current highest prevailing "top-line" record of comparable repertoire and in the same configuration (e.g., Album, Multiple Record Set, Long Play Single, tape cassette, compact disc, etc.) released by Company or Company's licensees in the territory concerned.

          (b) The term "Budget Record" shall mean a Phonograph Record which bears a Gross Royalty Base greater than thirty-five percent (35%) lower than the Gross Royalty Base applicable to Company's then-current highest prevailing "top line" record of comparable repertoire and in the same configuration (e.g., Album, Multiple Record Set, Long Play Single, tape cassette, compact disc, etc.) released by Company or Company's licensees in the territory concerned.

       19.15 The term "Multiple Album" shall mean an Album which contains two
  (2) or more units of a particular configuration of Record, which is sold as a single unit.

       19.16 The terms "Musical Composition" and "Composition" shall mean a single musical composition and, for the purposes of computing mechanical royalties hereunder, shall include medleys and spoken word pieces. Different versions of a Composition embodied on the same Phonograph Record will be considered one (1) Composition (and one(1) Selection) for all purposes hereunder.

       19.17 The term "Net Receipts" shall mean an amount equal to the gross monies received by Company in the United States from a person, firm or corporation from the exploitation by that person, firm or corporation of rights in Audiovisual Recordings (including any monies received by Company for
* the use of Audiovisual Recordings in Audiovisual Records) less XXXXXXXX percent of those gross monies as a distribution fee, and less all costs paid or incurred by Company in connection with the exploitation of those rights and
* the collection of those monies (such costs not to exceed percent XXXXXXXXXXXX.

       19.18 The term "Net Royalty" or "Net Flat Fee" shall mean the gross royalty or gross flat fee received by Company in the United States from a person, firm or corporation from the exploitation by that person, firm or corporation of rights in Masters (other than Audiovisual Recordings), less all costs paid or incurred by Company in connection with the exploitation of those rights and the collection of those monies, and less all royalties or other sums payable by Company to any person, firm or corporation in connection with the exploitation of those rights, except for royalties or other sums payable to producers of those Masters, which shall be borne solely by You.

* 19.19 The term "Net Sales" shall mean XXXXXXXXXXX percent of gross sales to wholesale and retail customers, less returns, credits and reserves against anticipated returns and credits. Notwithstanding anything to the contrary contained herein, in the event that the majority of the agreements by and between Company and the majority of other recording artists signed to exclusive recording agreements with Company contain provisions for Net Sales greater than those provided for herein, then this agreement shall be deemed automatically amended to contain such more favorable terms.

* - Confidential portions omitted and filed separately with the Commission.

       19.20 The term "Net Sales through Normal Retail Channels" shall refer to Net Sales of Phonograph Records hereunder through Company's principal distributor in the country in question for resale through record or other retail stores for which a royalty is paid hereunder (and, without limiting the generality of the foregoing, shall exclude sales or distributions referred to in paragraph 9.03, 9.04 and 9.05 above);

       19.21 The terms "Phonograph Record" and "Record" shall mean every form of reproduction, whether now known or unknown, embodying sound alone, or sound accompanied by visual images, distributed primarily for home use, school use, jukebox use, and use in means of transportation, including, without limitation, discs of any speed or size, reel-to-reel tapes, cartridges, cassettes, or other pre-recorded tapes.

       19.22 The term "New Configuration" shall mean any configuration of record not specifically referred to herein.

       19.23 The term "Royalty Base Price" shall mean the amount specified below ("Gross Royalty Base") applicable to the Phonograph Records concerned, less all excise, purchase, value added, or similar taxes (included in the Royalty Base Price) and less the applicable Container Charge.

            (a) WITH RESPECT TO RECORDS SOLD FOR DISTRIBUTION IN THE UNITED STATES and CANADA: The Gross Royalty Base for an Audiovisual Record is the amount computed under section (1) below. The Gross Royalty Base for a Record reproducing sound only is the amount computed under section (1) or section (2)
* below, whichever is XXXXX:

                 (1) Company's published subdistributor price applicable to the price series of the unit concerned at the commencement of the accounting
* period in which the sale occurs, less XXXXXXXXXXXX percent; or

* (2) XXXXXXXX of the prevailing industry suggested retail list price applicable to Records in the same configuration and the same wholesale price category as the unit concerned. In this section (2):

                      (i) A "similar U.S. Record company" means one which does not distribute its own Records directly to wholesalers and retailers on a nation-wide basis throughout the United States but does so through a third party distribution company.

                      (ii) The "wholesale price" of a Record distributed by another similar U.S. record company means its published price corresponding most closely in amount to a subdistributor price for a Record in the same configuration published by Company.

* - Confidential portions omitted and filed separately with the Commission.

                      (iii) The "wholesale price category" of a Record distributed by Company includes: (A) that Record; and (B) Records in the same configuration sold by other similar U.S. record companies whose wholesale prices for those Records correspond most closely in amount to our published subdistributor price for the Company-distributed Record concerned.

                      (iv) "Prevailing industry suggested retail list price" means the average of the suggested retail list prices assigned to Records in the wholesale price category concerned by the similar U.S. Record company(ies) which publish suggested retail list prices or, if there are no such suggested retail list prices, the prevailing retail equivalent prices generally accepted in the record industry applicable to the Records in the wholesale price category concerned.

       Royalties will be calculated separately with respect to each price series in which units of a particular Record release are sold during the semiannual accounting period concerned. References to published prices in this section refer to those in effect at the commencement of the accounting period concerned.

            (b) WITH RESPECT TO RECORDS (INCLUDING AUDIOVISUAL RECORDS) SOLD FOR DISTRIBUTION OUTSIDE OF THE UNITED STATES AND CANADA: The Gross Royalty Base
* is XXXXXX of the following: XXXXXXXXXXXX percent of Company's or Company's licensee's published price to dealers ("p.p.d.") applicable to the price series of the unit concerned in the country of sale.

       19.24 The term "Selection" shall mean a Musical Composition, poem, dramatic work, comedy routine, or other verbal expression.

       19.25 The term "Single" shall mean an audio-only seven (7") inch disc Phonograph Record or its tape or other equivalent, embodying no more than two
  (2) Compositions.

       19.26 The term "Territory" shall mean the universe.

       19.27 The term "other agreement between You and Company or Company's affiliates" and like words shall mean any other agreement between You or any entity furnishing Your services and Company or Company's affiliates which relates to recordings embodying Your performances.

       19.28 The term "Person" "person" or "Party" shall mean any individual, corporation, partnership, association or other organized group of persons or the legal successors or representatives of the foregoing.

  20. INDEMNITY.

* - Confidential portions omitted and filed separately with the Commission.

     20.01 You hereby indemnify, save, and hold Company harmless from any and all damages, liabilities, costs, losses and expenses (including legal costs and reasonable attorneys' fees) arising out of or connected with any claim, demand or action which is inconsistent with any of the warranties, representations, covenants or agreements made by You in this Agreement, which has resulted in a final non-appealable judgment or has been settled with Your written consent (it being understood that Your consent shall be deemed given to any settlement not in excess of Five Thousand ($5,000) Dollars). Notwithstanding the foregoing, if You withhold consent to any settlement which Company is willing to make, the foregoing indemnity shall apply and Company may settle such claim in its sole discretion unless You promptly assume all costs of defending against such claim, demand or action including, without limitation, court costs, reasonable attorneys' fees, and direct expenses theretofore incurred by Company in connection with said claim, demand or action; provided that in the event You assume said costs, Company shall nonetheless have the right to settle such claim, demand or action in its sole discretion without Your consent, provided that, in such event, the foregoing indemnification shall not apply with respect thereto. You shall reimburse Company, on demand, for any payment made by Company at any time with respect to any damage, liability, cost, loss or expense to which the foregoing indemnity applies. Pending the determination of any claim, demand or action, Company may, at its election, withhold payment of any monies (other than mechanical royalties) otherwise payable to You hereunder in an amount which does not exceed Your potential liability to Company pursuant to this paragraph; provided, however, that if You shall deliver to Company an indemnity or surety bond, in a form and with a company acceptable to Company, which in respect of such claim, demand or action shall cover the amount of such claim, demand or action and Company's estimated attorneys' fees and legal costs in connection therewith, then Company shall not withhold payment of monies otherwise payable to You hereunder in respect of such claim, demand or action; and provided further that Company shall liquidate any such withheld amounts if within twelve (12) months no lawsuit has been commenced and active settlement discussions are not then taking place. You may participate in the defense of any claim referred to in this paragraph 20 through counsel of Your selection at Your own expense, but Company will have the right at all times, in its sole discretion, to retain or resume control of the conduct of the defense of such claim.

21. ASSIGNMENT.

     21.01 (a) Company shall have the right, at its election, to assign any of Company's rights hereunder, in whole or in part, to any subsidiary, affiliated, controlling or other related company, and to any Person, firm or corporation owning or acquiring a substantial portion of Company's stock or assets, and any rights so assigned may also be assigned by the assignee. Company shall also have the right to assign any of its rights hereunder to any of its licensees in order to effectuate the purposes hereof. You shall not have the right to assign any of Your rights hereunder.

          (b) You may assign Your rights under this Agreement to a corporation, all of whose capital stock is owned solely by You, subject to the following conditions:

               (1) The assignee will be subject to Company's approval in Company's sole discretion;

               (2) The assignment will not be effective until You =have delivered to Company an instrument satisfactory to Company in Company's sole discretion effecting the assignment and the assignee's assumption of Your obligations, and Company has executed that instrument to evidence Company's approval of it;

               (3) No such assignment will relieve You of Your obligations under this Agreement; and

               (4) If such an assignment takes place, any further transfer of the rights assigned will be subject to the same conditions.

22. NOTICES.

     22.01 All notices to be given to You hereunder and all statements and payments to be sent to You hereunder shall be addressed to You at the address set forth on page 1 hereof or at such other address as You shall designate in writing from time to time. All notices to be given to Company hereunder shall be addressed to Company to the attention of the Vice President of Business Affairs at the address set forth on page 1 hereof or at such other address as Company shall designate in writing from time to time. All notices shall be in writing and shall either be served by personal delivery, mail, or telegraph, all charges prepaid. Except as otherwise provided herein, notices shall be deemed given when personally delivered, mailed, or delivered to a telegraph office, all charges prepaid, except that notices of change of address shall be effective only after actual receipt. A copy of all notices to You shall be sent to Ed Hall, Esquire, Hawkins & Parnell, 4000 SunTrust Plaza, 303 Peachtree Street, N.E., Atlanta, Georgia 30308-3243 provided, however, the inadvertent failure to send any such copy shall neither impair the effectiveness of the notice sent nor constitute a breach of this Agreement.

23. MISCELLANEOUS.

     23.01 (a) This Agreement sets forth Your and Company's entire understanding relating to its subject matter and all prior and contemporaneous understandings relating to the same have been merged herein. No modification, amendment, waiver, termination or discharge of this Agreement or any of its terms shall be binding upon Company unless confirmed by a document signed by a duly authorized officer of Company. No waiver by You or Company of any term of this Agreement or of any default hereunder shall affect Your or Company's respective rights thereafter to enforce that term or to exercise any right or remedy in the event of any other default, whether or not similar.

          (b) If any part of this Agreement is determined to be void, invalid, inoperative or unenforceable by a court of competent jurisdiction or by any other legally constituted body having jurisdiction to make such determination, such decision shall not affect any other provisions hereof, and the remainder of this Agreement shall be effective as though such void, invalid, inoperative or unenforceable provision had not been contained herein. If the payments provided by this Agreement shall exceed the amount permitted by any present or future law or governmental order or regulation, such stated payments shall be reduced while such limitation is in effect to the amount which is so permitted; and the payment of such amount shall be deemed to constitute full performance by Company of its obligations to You hereunder with respect to compensation during the term when such limitation is in effect.

     23.02(a) Company shall not be deemed to be in breach of any of Company's obligations hereunder unless and until you shall have given Company specific written notice by certified or registered mail, return receipt requested, describing in detail the breach and Company shall have failed to cure that breach within thirty (30) days after Company's receipt of that written notice.

          (b) Except with respect to: (i) your obligation to timely Deliver any Album hereunder, (ii) your warranties hereunder, (iii) where a specific cure provision is provided herein, (iv) breaches incapable of being cured, or (v) an application for injunctive relief, the failure by you to perform any of your obligations hereunder shall not be deemed a breach of this Agreement unless Company gives you written notice of such failure to perform and such failure is not corrected within thirty (30) days from the date you receive such notice.

     23.03 Company's payment obligations under this Agreement are conditioned upon Your full and faithful performance of the terms hereof.

     23.04 Wherever Your approval or consent is required hereunder, that approval or consent shall not be unreasonably withheld. Company may require You to formally give or withhold approval or consent by giving You notice of Company's request that You do so and by furnishing You with the information or material in respect of which the approval or consent is sought. You shall give Company written notice of Your approval or disapproval or of Your consent or non-consent within five (5) business days after Company's notice is sent and, in the event of Your disapproval or non-consent, Your notice shall contain the specific reasons therefor. Your failure to give Company notice as aforesaid shall be deemed to be consent or approval, as the case may be, with respect to the matter submitted.

     23.05 Nothing herein contained shall constitute a partnership, joint venture or other agency relationship between You and Company. Except as otherwise expressly provided herein, You are performing Your obligations hereunder as an independent contractor. Neither party hereto shall hold itself out contrary to the terms of this paragraph, and neither You nor Company shall become liable for any representation, act or omission of the other contrary to the provisions hereof. You do not have the right to execute any agreement or incur any obligation for which Company may be liable or otherwise bound.

     23.06 This Agreement shall not be deemed to give any right or remedy to any third party whatsoever unless that right or remedy is specifically granted by Company in writing to that third party.

     23.07 The provisions of any applicable collective bargaining agreement between Company and any labor union or guild which are required by the terms of that agreement to be included in this Agreement shall be deemed incorporated herein as if those provisions were expressly set forth in this Agreement.

     23.08 Except as otherwise expressly provided herein, all rights and remedies herein or otherwise shall be cumulative and none of them shall be in limitation of any other right or remedy.

     23.09 (a) This Agreement shall be deemed to have been made in the State of Tennessee and its validity, construction, breach, performance and operation shall be governed by the law of the State of Tennessee applicable to contracts made and to be performed in the State of Tennessee. The laws of the State of Tennessee are of the essence of this Agreement.

          (b) The parties hereto intend to and hereby confer exclusive jurisdiction upon the courts of the State of Tennessee or of the United States located in the State of Tennessee for any action, suit or proceeding relating to this Agreement and each of the parties irrevocably consents to the jurisdiction of each such court in respect of any such action, suit or proceeding. Each of the parties irrevocably waives any objection that such party now has or hereafter may have to the laying of venue of any such action, suit or proceeding brought or maintained in any such court and further irrevocably waives any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. To the extent permitted by applicable Law, any judgment obtained in any such court may be enforced in any court in any other jurisdiction anywhere in the world.

          (c) Company hereby appoints Wayne Halper at his office located at Imprint Records, 209 10th Avenue South, Suite 500, Nashville, Tennessee 37203 as Imprint's authorized agent to accept and acknowledge on Imprint's behalf service of any and all process that may be served in any such action, suit or proceeding. Imprint may at any time upon notice to Artist appoint any other Person as its authorized agent. If no other Person is so appointed, the Secretary of State of the State of Tennessee will be deemed to be the authorized agent of Imprint.

          (d) Artist hereby appoints Jeff Wood, 4487 Post Place, Apartment 151, Nashville, Tennessee 37203, or his office at such other address in Tennessee, as Artist hereafter furnishes to Imprint, as Artist's authorized agent to accept and acknowledge on Artist's behalf service of any and all process that may be served in any such action, suit or proceeding. Artist may at any time upon notice to Imprint appoint any other Person as its authorized agent. If no other Person is so appointed, the Secretary of State of the State of Tennessee will be deemed to be the authorized agent of Artist.

          (e) Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against any party if given personally or by registered mail or certified mail, return receipt requested, or by any other means of mail that requires a signed receipt, postage prepaid. Nothing herein contained shall be deemed to affect the right of a party to serve process in any manner permitted by law.

     23.10 This Agreement shall not become effective until signed by You and countersigned by a duly authorized officer of Company.

     23.11 (a) The paragraph headings herein are solely for the purpose of convenience and shall be disregarded completely in the interpretation of this Agreement or any of its terms.

          (b) No deletion, addition, revision, change or other alteration in drafts of this Agreement prepared prior to the execution of this Agreement shall be used for the purpose of construction or interpretation of any term, provision or language of this Agreement.

     23.12 Company may at any time during the Term obtain, at Company's cost, insurance on the lives of one (1) or more members of the Artist. Company or its designees shall be the sole beneficiary of that insurance and neither You, nor any member of the Artist, nor any person, firm or corporation claiming rights through or from You or the Artist shall have any rights in that insurance. You shall cause those members of the Artist as Company may designate to submit to such physical examinations and to complete and deliver such forms as Company may reasonably require and otherwise to cooperate with Company fully for the purpose of enabling Company to secure that insurance. You shall not be deemed in breach of this Agreement by reason of Artist's failure of his physical examination.

     23.13 From time to time at Company's reasonable request and subject to Your prior commitments, You shall appear for photography, artwork and similar sessions under the direction of Company or Company's duly authorized agent, appear for interviews with such representatives of newspapers, magazines and other publications, and of publicity and public relations firms as Company may arrange, and confer and consult with Company regarding Artist's performances hereunder and other matters which may concern the parties hereto. Artist shall also, if requested by Company, be available for personal appearances (including performances) on radio, television, record stores and elsewhere, and to record taped interviews, spot announcements, trailers and electrical transcriptions, all for the purpose of advertising, promoting, publicizing and exploiting records released or to be released hereunder and for other general public relations and promotional purposes related to the record business of Company or Company's subsidiary and related companies. Neither You nor Artist shall be entitled to any compensation from Company for such services, other than minimum union scale to Artist if such payment is required by applicable agreements.

     23.14 You acknowledge that there exists no formal or informal fiduciary relationship between You and Company and that there exists no special relationship of trust and confidence between You and Company independent of the contractual rights, duties and obligations set forth in this Agreement, and that the future course of dealing between You and Company shall neither explicitly nor implicitly indicate such a relationship or the undertaking of any such extra-contractual duties or obligations by Company.

     23.15 If Artist's voice should be or become materially and permanently impaired or if Artist should otherwise become physically or mentally disabled in performing, recording and/or personal appearances and/or if Artist should cease to pursue a career as an entertainer, Company may elect to terminate this agreement, by notice to You at any time during the period in which such contingency arose or continues and thereby be relieved of any liability for the executory provisions of this agreement.

     IN WITNESS WHEREOF, the parties hereto have this day signed in the spaces provided below.

                                              IMPRINT RECORDS

By:   /s/ Jeff Wood                           By:   /s/ Roy W. Wunsch
    -----------------------------------           ------------------------------
      JEFF WOOD                                    ROY WUNSCH, CEO

     ###-##-####
     -----------
    Social Security Number

Budget


                                                                     Exhibit "A"


                                       51